                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           PREMIER GROWTH FUND, INC.
    -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                           PREMIER GROWTH FUND, INC.
    -----------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

    (4) Proposed maximum aggregate value of transaction:
- - --------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Attention:  1934 Act Filings


Gentlemen:

Pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934, as amended, transmitted herewith for filing is a copy of preliminary proxy materials for meetings of stockholders of Funds in The Dreyfus Family of Funds. The filing fee of $125 for each Fund was forwarded prior to filing the preliminary proxy materials.

It is estimated that proxy materials will be mailed to stockholders of record on or about June 9, 1994.

PRELIMINARY COPY

                        LOGO OF THE DREYFUS CORPORATION

HOWARD STEIN                                                JOSEPH S. DiMARTINO
CHAIRMAN OF THE BOARD                                             PRESIDENT AND
CHIEF EXECUTIVE OFFICER                                 CHIEF OPERATING OFFICER

Dear Dreyfus Fund Stockholder:

  As you know, The Dreyfus Corporation has agreed to merge with Mellon Bank.

  In the past, when we have solicited proxies, you have received a proxy statement directed solely to your Fund. Because all Funds in the Dreyfus Family are affected similarly by this transaction, we believed it was more efficient to prepare a single proxy statement to be used by all shareholders, in addition to a supplement pertaining only to your Fund--although we apologize for the sheer "weight" of the package.

  While we encourage you to read the full text of the proxy statement, we thought it would be helpful to put together a few brief Questions and Answers (Q&A). That Q&A is on the reverse side of this page.

  It is important to keep in mind that The Dreyfus Corporation, NOT THE FUND, plans to merge with Mellon Bank. YOUR FUND SHARES WILL NOT CHANGE, YOUR ADVISORY FEES WILL NOT CHANGE, AND THE DREYFUS CORPORATION WILL CONTINUE TO ACT IN ITS SAME CAPACITY TO YOUR FUND AS BEFORE. Most importantly, you will continue to receive the high quality of shareholder services that you have come to expect over the years.

  After careful consideration, the Directors of your Fund suggest that you vote "FOR" all the Proposals on the enclosed proxy card. As always, we thank you for your confidence and support.

                                  Sincerely,


           /s/ Howard Stein                    /s/ Joseph S. DiMartino


                                                          Q & A on reverse side

Q. WHAT IS HAPPENING?

  A. The Dreyfus Corporation, not the Fund, plans to merge with Mellon Bank.
                              ------------
Dreyfus will remain as a separate operating corporation.

Q. WHY AM I BEING ASKED TO VOTE ON THESE PROPOSALS?

  A. The Investment Company Act requires a vote whenever there is a change of a certain percentage in the ownership of the investment advisory company. As a result, the Act requires the approval of a new investment or sub-investment advisory agreement by the shareholders of each Fund. Also, various regulatory requirements that would become applicable as a result of the merger require some amendments to the Rule 12b-1 Plans of certain Funds, but no change in the fees.

Q. HOW WILL THIS AFFECT ME AS A FUND SHAREHOLDER?

  A. Your Fund shares will not change. You will still own the same shares in
                      ---------------
the same Fund.

The primary difference is that the ownership of The Dreyfus Corporation will change from a publicly-held corporation to a subsidiary of Mellon Bank, N.A. The Dreyfus Corporation will continue to act in its same capacity to your Fund as before.

This transaction should not result in changes to your Fund's advisory services or in the high quality of shareholder services that you have come to expect over the years.

Q. WILL THE INVESTMENT ADVISORY AND RULE 12B-1 FEES BE THE SAME?

  A. Yes, the fees will remain the same.
              -------------------------

Q. HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

  A. After careful consideration, the Board members of your Fund recommend that you vote "FOR" all the Proposals on the enclosed proxy card.

Q. WHOM DO I CALL?

  A. If you have any questions, please call D.F. King & Co., Inc. at 1-800-859-8515.


                                  PLEASE VOTE
                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

PRELIMINARY COPY
                          THE DREYFUS FAMILY OF FUNDS
                                200 PARK AVENUE
                            NEW YORK, NEW YORK 10166

Dear Dreyfus Fund Stockholder:

  The attached proxy statement discusses 13 proposals, many of which do not affect your Fund. THE ENCLOSED PROXY CARD LISTS THE PROPOSALS WHICH DO AFFECT YOUR FUND AND ON WHICH YOU ARE BEING ASKED TO VOTE.

  As you may be aware, The Dreyfus Corporation ("Dreyfus"), which provides investment advisory services to each Fund in The Dreyfus Family of Funds (the "Funds"), has agreed to merge with a subsidiary of Mellon Bank Corporation ("Mellon"). Dreyfus and Mellon have advised that this transaction will not result in changes to your Fund's advisory services or in the high quality stockholder services that you have come to expect over the years.

  This transaction will result in the automatic termination of (i) the agreements under which Dreyfus provides investment advisory services to the Funds and (ii) the sub-investment advisory agreements pertaining to certain Funds, as required by the Investment Company Act of 1940, as amended. This transaction also necessitates the adoption of new Rule 12b-1 plans pertaining to certain Funds. This transaction thus requires the approval by the holders of shares of each Fund of a new investment advisory agreement--which will be substantially identical to the agreement currently in effect--and, for certain Funds, a new Rule 12b-1 plan--which will differ to the limited extent described in the proxy materials. It also provides an opportunity to request approvals for various other matters which are described in the proxy materials.

  For each Fund, the aggregate contractual rate chargeable for investment advisory services will remain the same (for The Dreyfus Socially Responsible Growth Fund, Inc. and The Dreyfus Third Century Fund, Inc. the nature of the relationship between Dreyfus and the sub-investment adviser to each of these Funds and the allocation of the fee will change as described in the proxy materials). For each Fund operating under a Rule 12b-1 plan, the aggregate rate payable by the Fund will remain the same.

  When we have solicited proxies in the past, you have received a proxy statement directed solely to your Fund. Because all Funds in The Dreyfus Family are affected by this transaction and since much of the information required to be included in the proxy materials for each Fund is substantially identical, we believe it is more efficient to prepare a single, "omnibus" proxy statement for use by the stockholders of all Funds. Further information pertaining to your Fund is contained in a separate Exhibit (the "Fund Exhibit") which accompanies, and forms a part of, these materials. (If you own shares in more than one Dreyfus Fund, the term "your Fund" means each of your Funds.) You are receiving separate proxy materials and a separate Fund Exhibit for each Fund you own.

  As you may be aware, the Funds are organized as Maryland corporations, Massachusetts business trusts or Delaware limited partnerships. In each state, nomenclature varies. But for ease of presentation, we will refer to you throughout the proxy statement as "stockholders," your Fund shares as "shares," your directors, trustees or managing general partners as "Board members" and your Fund's Articles of Incorporation, Agreement and Declaration of Trust, or Agreement of Limited Partnership as its "charter."

  Your Board has voted in favor of each proposal that applies to your Fund and recommends that you vote "FOR" each proposal. As you will note, stockholders of a Fund will not vote on each proposal. The attached Notice of Meeting sets forth which Fund's stockholders will vote on a proposal. The enclosed proxy card permits you to vote only with respect to the proposals relating to your Fund.

  Please review the proxy statement carefully and cast your vote on the enclosed proxy card. If you are a stockholder of more than one Fund, you will receive, in separate mailings, a proxy statement, Fund Exhibit and proxy card for each of your Funds. Management and the Board of each Fund recommend you vote "FOR" each proposal. PLEASE VOTE EACH PROXY CARD YOU RECEIVE TO ENSURE ALL YOUR SHARES ARE VOTED. EVERY VOTE COUNTS! If you have any questions, please call D.F. King & Co., Inc., which has been engaged to solicit proxies on behalf of each Fund's Board, at 1-800-859-8515.

                                      Sincerely,

                      Howard Stein                 Joseph S. DiMartino

  PRELIMINARY COPY

                          THE DREYFUS FAMILY OF FUNDS

                                ---------------

                       NOTICE OF MEETINGS OF STOCKHOLDERS

                                ---------------

To the Stockholders:

  Meetings of Stockholders of each of the Funds in The Dreyfus Family of Funds listed on Part I of Exhibit A and Comstock Partners Strategy Fund, Inc. (each, a "Fund" and, collectively, the "Funds") will be held on the date, and at the time and place, set forth on the Fund Exhibit accompanying, and forming a part of, these materials. The meetings will be held for the following purposes:

THE FOLLOWING PROPOSAL APPLIES TO STOCKHOLDERS OF EACH FUND:

    1. To approve a new investment advisory or sub-investment advisory agreement. No fee increase is proposed.

THE FOLLOWING PROPOSAL APPLIES TO STOCKHOLDERS OF EACH FUND, EXCEPT COMSTOCK PARTNERS STRATEGY FUND, INC.:

    2. To elect Board members to hold office until their successors are duly elected and qualified. All nominees currently serve as Board members, with one exception for certain Funds.

THE FOLLOWING PROPOSAL APPLIES TO STOCKHOLDERS OF EACH FUND, EXCEPT COMSTOCK PARTNERS STRATEGY FUND, INC.:

    3. To ratify the selection of the Fund's independent auditors. No change in auditors is proposed.

THE FOLLOWING PROPOSAL APPLIES ONLY TO STOCKHOLDERS OF EACH FUND CURRENTLY SUBJECT TO A RULE 12B-1 PLAN:

    4. To approve new Rule 12b-1 plans. No fee increase is proposed.

THE FOLLOWING PROPOSAL APPLIES ONLY TO STOCKHOLDERS OF DREYFUS GLOBAL BOND FUND, INC.:

    5. To approve a new sub-investment advisory agreement between The Dreyfus Corporation and the sub-investment adviser of Dreyfus Global Bond Fund, Inc. No fee increase is proposed.

THE FOLLOWING PROPOSAL APPLIES ONLY TO STOCKHOLDERS OF DREYFUS INTERNATIONAL EQUITY FUND, INC.:

    6. To approve a new sub-investment advisory agreement between The Dreyfus Corporation and the sub-investment adviser of Dreyfus International Equity Fund, Inc. No fee increase is proposed.

THE FOLLOWING PROPOSAL APPLIES ONLY TO STOCKHOLDERS OF DREYFUS STRATEGIC GROWTH, L.P.:

    7. To approve a new sub-investment advisory agreement between The Dreyfus Corporation and the sub-investment adviser of Dreyfus Strategic Growth, L.P. No fee increase is proposed.

THE FOLLOWING PROPOSAL APPLIES ONLY TO STOCKHOLDERS OF THE INTERNATIONAL EQUITY PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND:

    8. To approve a new sub-investment advisory agreement between The Dreyfus Corporation and the sub-investment adviser of the International Equity Portfolio of Dreyfus Variable Investment Fund. No fee increase is proposed.

THE FOLLOWING PROPOSAL APPLIES ONLY TO STOCKHOLDERS OF PREMIER GROWTH FUND,
INC.:

    9. To approve a new sub-investment advisory agreement between The Dreyfus Corporation and the sub-investment adviser of Premier Growth Fund, Inc. No fee increase is proposed.

THE FOLLOWING PROPOSAL APPLIES ONLY TO STOCKHOLDERS OF THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.:

    10. To approve a new sub-investment advisory agreement between The Dreyfus Corporation and NCM Capital Management Group, Inc., relating to The Dreyfus Socially Responsible Growth Fund, Inc.

THE FOLLOWING PROPOSAL APPLIES ONLY TO STOCKHOLDERS OF THE DREYFUS THIRD CENTURY FUND, INC.:

    11. To approve a new sub-investment advisory agreement between The Dreyfus Corporation and NCM Capital Management Group, Inc., relating to The Dreyfus Third Century Fund, Inc.

THE FOLLOWING PROPOSAL APPLIES ONLY TO STOCKHOLDERS OF CERTAIN FUNDS IN THE GENERAL FAMILY OF FUNDS:

    12. To approve an amendment to the charter of the following Funds to permit the issuance of additional classes of shares:

    . General California Municipal Money Market Fund
    . General Government Securities Money Market Fund, Inc.
    . General Money Market Fund, Inc.
    . General Municipal Bond Fund, Inc.
    . General Municipal Money Market Fund, Inc.
    . General New York Municipal Bond Fund, Inc.
    . General New York Municipal Money Market Fund

    Existing stockholders will not be affected by this Proposal.

THE FOLLOWING PROPOSAL APPLIES ONLY TO STOCKHOLDERS OF THE FUNDS LISTED ON EXHIBIT C (SEE PAGE C-1 OF THE PROXY STATEMENT):

    13. To change certain of the Funds' fundamental policies and investment restrictions.

                                ---------------

    14. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

  Stockholders of record at the close of business on June 6, 1994 will be entitled to receive notice of and to vote at the meeting.

                                      By Order of the Board

                                      Secretary

New York, New York
June  , 1994

                      WE NEED YOUR PROXY VOTE IMMEDIATELY

 A STOCKHOLDER MAY THINK HIS VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF STOCKHOLDERS OF EACH FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF ITS SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND(S) TO HOLD THE MEETING(S) AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

PRELIMINARY COPY
                          THE DREYFUS FAMILY OF FUNDS

                            COMBINED PROXY STATEMENT

                            MEETING OF STOCKHOLDERS

  This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of the Funds in The Dreyfus Family of Funds listed on Part I of Exhibit A and Comstock Partners Strategy Fund, Inc. (each, a "Fund" and, collectively, the "Funds") to be used at the Meeting of Stockholders of each Fund to be held for the purposes set forth in the accompanying Notice of Meeting of Stockholders. Stockholders of record at the close of business on June 6, 1994 are entitled to be present and to vote at the meeting. Each Fund share is entitled to one vote. Stockholders can vote only on matters affecting the Fund(s) of which they are stockholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name and account number. To be effective, such revocation must be received prior to the relevant Fund's meeting. In addition, any stockholder who attends a meeting in person may vote by ballot at the relevant Fund meeting, thereby canceling any proxy previously given. Your Fund had outstanding the number of shares indicated on the Fund Exhibit accompanying, and forming a part of, these materials (the "Fund Exhibit").

  It is estimated that proxy materials will be mailed to stockholders of record on or about June , 1994. Copies of each Fund's current Annual Report have been mailed to stockholders to the extent required by applicable regulation. The principal executive offices of each Fund, other than Comstock Partners Strategy Fund, Inc., are located at 200 Park Avenue, New York, New York 10166. The principal executive offices of Comstock Partners Strategy Fund, Inc. are located at 10 Exchange Place, Jersey City, New Jersey 07302.

  Proposals are to be voted upon by stockholders of the Funds as follows:

  Proposal 1--This Proposal applies to stockholders of each Fund.

  Stockholders of each Fund, other than Comstock Partners Strategy Fund, Inc., will vote to approve such Fund's new investment advisory agreement with The Dreyfus Corporation ("Dreyfus").

  Stockholders of Comstock Partners Strategy Fund, Inc. will vote to approve the new sub-investment advisory agreement between such Fund's investment adviser and Dreyfus.

  Proposal 2--This Proposal applies to stockholders of each Fund, other than Comstock Partners Strategy Fund, Inc. These stockholders will vote to elect their Fund's Board members.

  Proposal 3--This Proposal applies to stockholders of each Fund, other than Comstock Partners Strategy Fund, Inc. These stockholders will vote to ratify the selection of their Fund's independent auditors.

  Proposal 4--This Proposal applies only to stockholders of each Fund subject to a Rule 12b-1 plan. These stockholders will vote to approve their Fund's new Rule 12b-1 plan. (To see whether your Fund has adopted a Rule 12b-1 plan, see the Fund Exhibit.)

  Proposal 5--This Proposal applies only to stockholders of Dreyfus Global Bond Fund, Inc. These stockholders will vote to approve the new sub-investment advisory agreement between Dreyfus and such Fund's sub-investment adviser.

  Proposal 6--This Proposal applies only to stockholders of Dreyfus International Equity Fund, Inc. These stockholders will vote to approve the new sub-investment advisory agreement between Dreyfus and such Fund's sub-investment adviser.

  Proposal 7--This Proposal applies only to stockholders of Dreyfus Strategic Growth, L.P. These stockholders will vote to approve the new sub-investment advisory agreement between Dreyfus and such Fund's sub-investment adviser.

  Proposal 8--This Proposal applies only to stockholders of the International Equity Portfolio of Dreyfus Variable Investment Fund. These stockholders will vote to approve the new sub-investment advisory agreement between Dreyfus and such Portfolio's sub-investment adviser.

  Proposal 9--This Proposal applies only to stockholders of Premier Growth Fund, Inc. These stockholders will vote to approve the new sub-investment advisory agreement between Dreyfus and such Fund's sub-investment adviser.

  Proposal 10--This Proposal applies only to stockholders of The Dreyfus Socially Responsible Growth Fund, Inc. These stockholders will vote to approve a new sub-investment advisory agreement between Dreyfus and NCM Capital Management Group, Inc.

  Proposal 11--This Proposal applies only to stockholders of The Dreyfus Third Century Fund, Inc. These stockholders will vote to approve a new sub-investment advisory agreement between Dreyfus and NCM Capital Management Group, Inc.

  Proposal 12--This Proposal applies only to stockholders of the following Funds in the General Family:

    . General California Municipal Money Market Fund
    . General Government Securities Money Market Fund, Inc.
    . General Money Market Fund, Inc.
    . General Municipal Bond Fund, Inc.
    . General Municipal Money Market Fund, Inc.
    . General New York Municipal Bond Fund, Inc.
    . General New York Municipal Money Market Fund

  These stockholders will vote to approve amendments to their Fund's charter to permit the issuance of additional classes of shares.

  Proposal 13--This Proposal applies only to stockholders of each Fund listed on Exhibit C (see page C-1). These stockholders will vote to change certain of their Fund's fundamental policies and investment restrictions.

  Stockholders of each Fund will vote as a single class, except as noted in respect of Proposal 4, and will vote separately on each proposal on which stockholders of that Fund are entitled to vote. If the transaction described in Proposal 1 between Dreyfus and Mellon Bank Corporation is not consummated, Proposal 1 (except as Proposal 1 relates to The Dreyfus Socially Responsible Growth Fund, Inc. ("Dreyfus Socially Responsible Fund") and The Dreyfus Third Century Fund, Inc. ("Dreyfus Third Century Fund")) and Proposals 4 through 9 will not be implemented, even if the stockholder vote necessary to adopt them is received. In all other cases, if a proposal is approved by stockholders of one Fund and disapproved by stockholders of any other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal.

  The transaction described in Proposal 1 between Dreyfus and Mellon Bank Corporation is conditioned, among other matters, on its approval by the Fund Boards and stockholders of Funds holding not less than 90% of the aggregate net assets as of the close of business on December 3, 1993 of all Funds managed, administered or advised by Dreyfus (excluding, for the purpose of such approvals and assets, the Funds in the First Prairie Family listed on Part II of Exhibit A, and Pacific American Fund). Therefore, it is essential that stockholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive.

  If a quorum is not present at a meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A stockholder vote may be taken for one or more of the Funds on one or more of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval.

 PROPOSAL 1. APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND
  AND DREYFUS OR APPROVAL OF THE NEW SUB-INVESTMENT ADVISORY AGREEMENT BETWEEN DREYFUS AND THE INVESTMENT ADVISER OF COMSTOCK PARTNERS STRATEGY FUND, INC.

INTRODUCTION

  Under an Agreement and Plan of Merger (the "Merger Agreement") entered into as of December 5, 1993, among Mellon Bank Corporation ("Mellon"), Mellon Bank, N.A., XYZ Sub Corporation and Dreyfus, Dreyfus has agreed to merge with a subsidiary of Mellon (the "Transaction"). Upon completion of the Transaction, Dreyfus will become a wholly-owned subsidiary of Mellon Bank, N.A. and will continue to be called "The Dreyfus Corporation."

  Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon's banking subsidiaries are located in the Central Atlantic states of Pennsylvania, Delaware and Maryland, and in Massachusetts, while other subsidiaries are located in key business centers throughout the United States and abroad. Mellon is currently the twenty-third largest bank holding company in the United States based on total assets of $36.6 billion as of March 31, 1994. Based on Securities and Exchange Commission ("SEC") filings, Mellon has informed the Funds that the following stockholders, who are affiliated with one another, are the only Mellon stockholders who, as of December 31, 1993, either individually or as a "group" (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended), beneficially owned more than 10% of the outstanding shares of Mellon's voting securities (comprised of common stock and Series D stock):

                                                        AMOUNT OWNED
                                                        BENEFICIALLY    PERCENT
                                                     ------------------   OF
                                                      COMMON   SERIES D VOTING
     NAME                             ADDRESS          STOCK    STOCK    CLASS
     ----                             -------        --------- -------- -------
Warburg, Pincus Capital Compa-  466 Lexington Avenue 6,914,236 564,190  11.36%
 ny, L.P....................... New York, NY 10017
Warburg, Pincus Capital Part-   466 Lexington Avenue 1,382,842     -0-   2.10%
 ners, L.P..................... New York, NY 10017

  Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Mellon's banking subsidiaries engage in domestic retail banking, worldwide commercial banking, trust banking, investment management and other financial services and securities-related activities. Mellon's financial services related subsidiaries provide a broad range of bank-related services including commercial financial services, equipment leasing, data processing, residential real estate financing, commercial and consumer real estate financing, insurance premium financing, stock transfer services, cash management, mortgage servicing, and trust and investment management services. Through its subsidiaries, Mellon managed approximately $132 billion in assets as of March 31, 1994, including approximately $6 billion in mutual fund assets. As of March 31, 1994, various subsidiaries of Mellon provided non-investment services, such as custodial or administration services, for approximately $631 billion in assets, including $127 billion in mutual fund assets. Mutual fund assets under administration decreased by approximately $40 billion as a result of the sale, effective May 6, 1994, by The Boston Company, Inc., a subsidiary of Mellon, of a portion of its third party mutual fund administration business to The Shareholder Services Group, Inc.

  Pursuant to the terms of the Merger Agreement, upon the closing of the Transaction each share of Dreyfus common stock outstanding shall be automatically converted into the right to receive 0.88017 shares of Mellon common stock. No fractional shares of Mellon common stock will be issued. At
    , 1994, there were     shares of Dreyfus common stock outstanding and the
market price of Mellon common stock was $    per share.

  As required by the Investment Company Act of 1940, as amended (the "Act"), the existing investment advisory agreement between each Fund and Dreyfus (or, for Comstock Partners Strategy Fund, Inc., the sub-investment advisory agreement between Dreyfus and Comstock Partners, Inc.) (in each case, the "Existing Agreement") provides for its automatic termination upon its "assignment." The Transaction, when consummated, would give rise to an "assignment," within the meaning of the Act, of the Existing Agreement for each Fund.

  The approval of the Transaction by: (1) all required governmental or regulatory authorities, (2) the stockholders of Mellon and Dreyfus, respectively, and (3) the Fund Boards and stockholders of Funds holding not less than 90% of the aggregate net assets as of the close of business on December 3, 1993 of all Funds managed, administered or advised by Dreyfus (excluding, for the purpose of such approvals and assets, the Funds in the First Prairie Family listed on Part II of Exhibit A, and Pacific American Fund) (the "90% Condition") are conditions to the consummation of the Transaction. On May 4, 1994, the Office of the Comptroller of the Currency notified Mellon that it had granted the necessary regulatory approval. On February 3, 1994, the Federal Trade Commission notified Dreyfus and Mellon that early termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, had been granted. Dreyfus and Mellon have advised that they anticipate all other regulatory approvals will be obtained and that they intend to solicit approval of their respective stockholders at approximately the same time Fund stockholders will be solicited.

  The closing of the Transaction and, thus, the assignment, currently is scheduled to occur in the third quarter of 1994. The precise date at which any assignment of each Fund's Existing Agreement will occur, if at all, cannot now be determined. The Merger Agreement may be terminated upon certain events and may be terminated by either party if the transactions thereunder have not been consummated on or before December 31, 1994.

  Each Fund's Board is proposing that its stockholders approve a new investment advisory agreement between each such Fund and Dreyfus (or, as to Comstock Partners Strategy Fund, Inc., a new sub-investment advisory agreement between Dreyfus and the investment adviser of such Fund) (each, the "New Agreement"). Each New Agreement would become effective upon consummation of the Transaction, except that the New Agreement for each of Dreyfus Socially Responsible Fund and Dreyfus Third Century Fund would become effective upon stockholder approval. A description of each Fund's New Agreement and the services to be provided by Dreyfus are set forth below. This description is qualified in its entirety by reference to the New Agreement for each Fund set forth on such Fund's Fund Exhibit. Each proposed New Agreement is substantively the same as the Existing Agreement, differing only in its effective date and as otherwise noted on the relevant Fund Exhibit, except for the proposed New Agreements for Dreyfus Socially Responsible Fund and Dreyfus Third Century Fund which are described under "--Existing and New Agreements" below. The notes at the end of the New Agreement set forth on the Fund Exhibit should be reviewed carefully.

  For each Fund, the aggregate contractual rate chargeable for investment advisory services will remain the same (although for Dreyfus Socially Responsible Fund and Dreyfus Third Century Fund the nature of the relationship between Dreyfus and the sub-investment adviser to each of these Funds and the fee allocations will change as described below).

  In connection with each Fund's approval of its New Agreement, its Board considered that the terms of the Transaction do not require any change in the Fund's investment objective or policies, Dreyfus' investment management or operation of the Fund, the investment personnel managing the Fund, or the stockholder services or other business activities of the Fund. Mellon and Dreyfus have informed each Fund's Board that the Transaction is not expected to result in any such change, although no assurance can be given that such a change will not occur. Each also has advised that, at present, neither plans nor proposes to make any material changes in the business, corporate structure or composition of senior management or personnel of Dreyfus, or in the manner in which Dreyfus renders investment advisory services to each Fund. If, after the Transaction, changes in Dreyfus are proposed that might materially affect its services to a Fund, the Fund's Board will consider the effect of those changes and take such action as it deems advisable under the circumstances.

  Each Fund's Board also considered the effect of interpretations of applicable law relating to the permissible activities of affiliates of a bank (which Dreyfus will become after the Transaction), including that:

  (i) Dreyfus Service Corporation no longer would be permitted to act as each Fund's distributor (see "--Information about the Funds' Distributor");

  (ii) while Dreyfus no longer would be permitted to purchase Fund shares for its account, either to provide initial capital or for other purposes, satisfactory alternative arrangements have been made; and

  (iii) Dreyfus would be subject to bank regulatory requirements, designed to avoid confusion between Fund shares and bank products, when marketing mutual funds.

  Mellon and Dreyfus advised each Fund's Board members that in their collective judgment the resulting changes in Dreyfus' operations should not have any material adverse effect on the Funds' ongoing operations or on the extent or quality of services provided to the Funds, or increase the cost to the Funds of such services.

  Dreyfus has informed each Fund that it proposes to comply with Section 15(f) of the Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the Board members of the investment company must not be interested persons of such investment adviser. Second, an "unfair burden" must not be imposed on the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Dreyfus, after due inquiry, is not aware of any express or implied term, condition, arrangement or understanding which would impose an "unfair burden" on any Fund as a result of the Transaction. Mellon has agreed that it, Dreyfus and their affiliates will take no action that would have the effect of imposing an "unfair burden" on any Fund as a result of the Transaction. Dreyfus and Mellon have undertaken to pay all costs and expenses incurred by each Fund as a result of the Transaction, including the costs of each Fund's meeting.

  In addition to complying with Section 15(f), Dreyfus also will comply with applicable bank regulatory requirements, which require that no officer or director of Dreyfus, Mellon or any Mellon subsidiary will serve as an officer or director of any Fund.

  At a meeting held on the date set forth on the Fund Exhibit, each Fund's Board, including a majority of the Board members who are not "interested persons" (as defined in the Act) of any party to the New Agreement, approved the New Agreement.

DREYFUS

  Dreyfus, located at 200 Park Avenue, New York, New York 10166, provides investment advisory services to each Fund under the terms of a separate Existing Agreement with such Fund. As to each Fund, the Existing Agreement was entered into and last approved by such Fund's Board and by its stockholders on the dates set forth on the Fund Exhibit.

  Dreyfus was formed in 1947, has advised The Dreyfus Fund Incorporated since that time and serves as investment adviser, sub-investment adviser or administrator for the investment companies set forth on Exhibit A. The approximate net assets of each such investment company as of May 4, 1994 and the fee payable by it to Dreyfus (as a percentage of average daily net assets) are listed on Exhibit A.

  Dreyfus' Chairman of the Board and Chief Executive Officer is Howard Stein. Other directors of Dreyfus are Mandell L. Berman, real estate consultant and private investor, Southfield, Michigan; Joseph S. DiMartino, Dreyfus' President and Chief Operating Officer; Alvin E. Friedman, Senior Adviser to Dillon, Read & Co. Inc., investment bankers, New York, New York; Lawrence M. Greene, legal consultant to Dreyfus; Abigail Q. McCarthy, author, lecturer, columnist, educational consultant, formerly, Founding President of the Washington Clearing House on Women's Issues, and a member of The Advisory Board of the Washington Independent Writers, Washington, D.C.; Julian M. Smerling, Vice Chairman of the Board of Directors of Dreyfus; and Dr. David B. Truman, educational consultant and past President of Mt. Holyoke College and of the Russell Sage Foundation, Hillsdale, New York.

  Dreyfus' common stock is listed on the New York Stock Exchange and the Pacific Stock Exchange. As of March 31, 1994, all Dreyfus' officers and directors, in the aggregate, owned 7.3% of Dreyfus' outstanding common stock. The preceding figure includes those shares held in Dreyfus' Retirement Profit-Sharing Plan (the "Profit-Sharing Plan") for the benefit of Dreyfus' officers and directors who are vested under the Profit-Sharing Plan. Nonvested shares held in the Profit-Sharing Plan for the benefit of Dreyfus' officers and directors amounted to less than 1% of Dreyfus' outstanding common stock on March 31, 1994. Total shares held in the Profit-Sharing Plan for the benefit of all participants, including officers and directors, aggregated 4% of Dreyfus' outstanding common stock on March 31, 1994. To Dreyfus' knowledge, no stockholder beneficially owned 10% or more of its outstanding common stock on that date.

  An audited consolidated balance sheet of The Dreyfus Corporation and Subsidiary Companies as of December 31, 1993 is set forth as Exhibit B.

EXISTING AND NEW AGREEMENTS

  Although not necessarily identical, the Existing and New Agreements for each Fund are substantively the same, except as noted on the relevant Fund Exhibit and except for the proposed New Agreements for Dreyfus Socially Responsible Fund and Dreyfus Third Century Fund. The notes set forth at the end of the relevant Fund Exhibit should be reviewed carefully. Each Fund's New Agreement is set forth on its Fund Exhibit and a description follows.

 Investment Advisory Agreements

  The following applies to each Fund, other than Comstock Partners Strategy Fund, Inc.

  For each Fund, under the terms of its New Agreement, Dreyfus is required to manage the Fund's portfolio of investments in accordance with its stated policies, subject to the approval of the Fund's Board. For certain Funds, as noted on the relevant Fund's Fund Exhibit, Dreyfus has engaged a sub-investment adviser to provide day-to-day portfolio management subject to Dreyfus' supervision. As a result of the Transaction, five of these arrangements will require stockholder reapproval as described in Proposals 5, 6, 7, 8 and 9.

  For each of Dreyfus Socially Responsible Fund and Dreyfus Third Century Fund, its Board has determined to replace the Fund's existing sub-investment adviser, Tiffany Capital Advisors, Inc. ("Tiffany"), and has approved an increase in the rate at which Dreyfus is paid so that it equals the rate previously paid to it and Tiffany, in the aggregate, and would specifically authorize Dreyfus to engage a new sub-investment adviser, at Dreyfus' cost, to provide day-to-day portfolio management, subject to Dreyfus' supervision. Dreyfus would be required to seek stockholder approval for any sub-investment adviser it employs. Dreyfus has determined to engage NCM Capital Management Group, Inc. ("NCM") to so act. The sub-investment advisory arrangements between Dreyfus and NCM for these Funds are described in Proposals 10 and 11.

  Dreyfus maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund. All purchases and sales of portfolio securities by a Fund are reported for its Board's review at the meeting subsequent to such transactions.

  For each Fund, under the terms of its New Agreement, Dreyfus will continue to pay the salaries of all officers and employees who are employed by both it and the Fund, maintain office facilities, and furnish statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing, legal, executive (to the extent permitted by applicable regulations) and certain other required services.

  All expenses incurred in the operation of a Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus or some other entity. These expenses are described in the New Agreement set forth on the Fund Exhibit.

  For each Fund, Dreyfus has agreed that if, in any fiscal year, the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the investment advisory fee, exceed the amount provided in its New Agreement, such Fund may deduct from the fees to be paid to Dreyfus under the New Agreement, or Dreyfus will bear, such excess expense to the extent set forth therein. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

  As compensation for Dreyfus' services, each Fund has agreed to pay Dreyfus a monthly fee as set forth on its Fund Exhibit. For each Fund, except Dreyfus Socially Responsible Fund and Dreyfus Third Century Fund, the rate used to determine fees payable by it pursuant to its New Agreement is identical to the rate in its Existing Agreement. All fees and expenses are accrued daily and deducted before declaration of dividends to stockholders. For each Fund, the investment advisory fees payable, the amounts by which such fees were reduced pursuant to undertakings by Dreyfus, and the net investment advisory fees paid by such Fund for its most recent fiscal year under its Existing Agreement are set forth on its Fund Exhibit.

  For each Fund, its New Agreement will continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) such Fund's Board or (ii) vote of a majority (as defined in the Act) of such Fund's outstanding voting securities and, further provided, that in either event its continuance also is approved by a majority of such Fund's Board members who are not "interested persons" (as defined in the Act) of any party to the New Agreement, by a vote cast in person at a meeting called for the purpose of voting on such approval. For each Fund, its New Agreement may be terminated without penalty, on 60 days' notice, by its Board or by vote of the holders of a majority of its outstanding voting securities, or, upon not less than 90 days' notice, by Dreyfus. Each New Agreement will terminate automatically in the event of its assignment (as defined in the Act).

  The New Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, Dreyfus shall not be liable for any act or omission in the course of or in connection with the rendering of its services thereunder.

 New Agreements For The Dreyfus Socially Responsible Growth Fund, Inc. and The Dreyfus Third Century Fund, Inc.

  The following applies to both Funds.

  At a meeting held on May 26, 1994, each Fund's Board determined that employing another sub-investment adviser would be in the best interests of the Fund and its stockholders and would better serve to achieve the Fund's investment objectives. After such determination, the Fund's Board directed officers of the Fund to provide written notice to Tiffany to terminate the Fund's Sub-Investment Advisory Agreement with Tiffany and to provide written notice to Dreyfus to terminate the Fund's Existing Agreement.

  At a meeting held on May 26, 1994, the Fund's Board, including a majority of the non-interested Board members, approved the entry by the Fund into its New Agreement and approved a new sub-investment advisory agreement between Dreyfus and NCM. The fee to be paid by the Fund to Dreyfus under its New Agreement will equal an annual rate of .75 of 1% of the value of the Fund's average daily net assets, which amount is equal to the combined fee previously paid to Dreyfus and Tiffany under the investment advisory and sub-advisory arrangements previously in effect. Dreyfus will pay NCM directly out of the fee it receives under its New Agreement. See Proposals 10 and 11 for a description of Dreyfus' agreement with NCM.

  In reaching its decision to approve the respective Fund's New Agreement, its Board considered, among other things, the nature and quality of the services previously and currently being provided by Dreyfus, and the nature of the services to be provided by Dreyfus under its New Agreement and by NCM under its agreement with Dreyfus. The Board of each Fund also considered the overall fee structure and concluded that the aggregate fee continues to be fair and reasonable to its Fund's stockholders. The New Agreement for each Fund is set forth on its Fund Exhibit. Fund stockholders should review carefully the New Agreement and the accompanying notes included at the end of the Fund Exhibit.

  It is proposed that the New Agreement for each of Dreyfus Socially Responsible Fund and Dreyfus Third Century Fund would become effective upon stockholder approval. The approval sought by these proxy materials also will cover the New Agreements if they are deemed terminated by the Transaction.

 Sub-Investment Advisory Agreement For Comstock Partners Strategy Fund, Inc.

  The Existing and New Agreements for Comstock Partners Strategy Fund, Inc. are substantially identical except for their dates.

  Under the Existing Agreement for this Fund, Dreyfus manages the short-term cash and cash equivalent investments of the Fund and provides investment research and other advice regarding the Fund's portfolio. Dreyfus also provides general advice regarding economic factors and trends, including statistical and other factual information. For such services, at no cost to the Fund, Comstock Partners, Inc., the Fund's investment adviser ("Comstock Partners"), pays Dreyfus a monthly fee at an annual rate of .15% of the Fund's average daily net assets. For the fiscal year ended April 30, 1994, sub-investment advisory fees paid by Comstock Partners to Dreyfus amounted to $858,128.

  In connection with being retained as a sub-investment adviser to Dreyfus Capital Value Fund, Inc., Comstock Partners and Dreyfus entered into an agreement not to compete. The agreement provides that if Comstock Partners acts as an investment adviser to a registered closed-end investment company, which Comstock Partners Strategy Fund, Inc. was before it converted into an open-end investment company, Comstock Partners will pay Dreyfus a fee at the annual rate of not less than .10% of such closed-end investment company's average net assets. So long as the New Agreement for this Fund is in effect, Comstock Partners will be deemed to have satisfied its obligation to make payments with respect to Comstock Partners Strategy Fund, Inc. under such agreement not to compete.

  The New Agreement for Comstock Partners Strategy Fund, Inc. is set forth on its Fund Exhibit. Fund stockholders should review carefully the New Agreement and the accompanying notes included at the end of the Fund Exhibit.

PORTFOLIO TRANSACTIONS

  With respect to each Fund denominated as "Money Market" on its Fund Exhibit, portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by these Funds for such purchases. Purchases from underwriters of portfolio securities may include a concession paid by the issuer to the underwriter and the purchase price paid to, and sales price received from, market makers for the securities may reflect the spread between the bid and asked price. No brokerage commissions have been paid by any of these Funds to date.

  With respect to each Fund denominated as "Bond" on its Fund Exhibit, portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by these Funds for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by any of these Funds to date.

  With respect to each Fund denominated as "Equity" on its Fund Exhibit, allocation of brokerage transactions, including their frequency, is made in the investment adviser's best judgment and in a manner deemed fair and reasonable to stockholders. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades, in certain cases, may result from two or more clients Dreyfus might advise being engaged simultaneously in the purchase or sale of the same security. The brokerage commissions paid by each of these Funds during its last fiscal year is set forth on its Fund Exhibit.

  With respect to Comstock Partners Strategy Fund, Inc., Dreyfus engages in portfolio transactions only with respect to certain short-term instruments. Such portfolio transactions are conducted in the manner described above with respect to Funds denominated as "Money Market" on their Fund Exhibits.

  Transactions are allocated to various dealers by each Fund's Investment Officers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Fund's investment adviser to supplement its own research and analysis with the views and information of other securities firms. In certain circumstances, sales of Fund shares by a broker may be taken into consideration. If during a Fund's last fiscal year, Dreyfus, as such Fund's investment adviser, directed the Fund's brokerage transactions to a broker or brokers because of research services provided, the amount of such transactions and related commissions are set forth on its Fund Exhibit. No brokerage commissions have been paid by a Fund to its distributor.

  Research services furnished by brokers through which a given Fund effects securities transactions may be used by Dreyfus (and, for Funds with sub-investment advisers, the sub-investment adviser) in advising other funds it advises and, conversely, research services furnished to Dreyfus (and, if applicable, the sub-investment adviser) by brokers in connection with other funds Dreyfus (and, if applicable, the sub-investment adviser) advises may be used by Dreyfus (and, if applicable, the sub-investment adviser) in advising that Fund. Although it is not possible to place a dollar value on these services, it is the opinion of Dreyfus that the receipt and study of such services should not reduce the overall expenses of its research department.

INFORMATION ABOUT THE FUNDS' DISTRIBUTOR

  Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of Dreyfus, currently acts as the exclusive distributor of each open-end Fund's shares. Each such Fund currently sells shares on a continuous basis through DSC, as agent. DSC is not obligated to sell a particular amount of shares. DSC has offices at 200 Park Avenue, New York, New York 10166.

  To comply with various regulatory requirements applicable as a result of the Transaction, effective upon the consummation of the Transaction, Premier Distributor, Inc., located at One Exchange Place, Boston, Massachusetts 02109, will serve as each open-end Fund's distributor (the "New Distributor"). The New Distributor is a subsidiary of Institutional Administration Services, Inc., the parent company of which is Boston Institutional Group, Inc. Institutional Administration Services, Inc. provides mutual fund administration services. Each such Fund will sell its shares on a continuous basis through the New Distributor, as agent. The New Distributor will not be obligated to sell a particular amount of shares.

SHAREHOLDER SERVICES PLANS

  Each Fund designated on its Fund Exhibit as being subject to a "Reimbursement Plan" is subject to a Shareholder Services Plan pursuant to which the Fund has agreed to reimburse DSC an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services to, and/or maintaining accounts of, stockholders. The services provided may include personal services relating to stockholder accounts, such as answering stockholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of stockholder accounts. These Shareholder Services Plans are not adopted under Rule 12b-1 under the Act and do not require any stockholder vote. The amount each such Fund reimbursed to DSC in respect of its last fiscal year under a Shareholder Services Plan is set forth on its Fund Exhibit.

LEGAL PROCEEDINGS PERTAINING TO THE TRANSACTION

 Class Action by Fund Stockholders

  On March 23, 1994, two stockholders of Dreyfus Liquid Assets, Inc. ("Dreyfus Liquid Assets") and Dreyfus Growth Opportunity Fund, Inc. ("Dreyfus Growth") filed a complaint in the Supreme Court of the State of New York, County of Queens, naming Dreyfus and DSC as defendants, and Dreyfus Liquid Assets and Dreyfus Growth, individually and as representatives of the management investment companies for which Dreyfus serves as investment adviser under the Act, as nominal defendants. The complaint is brought derivatively on behalf of Dreyfus Liquid Assets and Dreyfus Growth, individually and as representatives of The Dreyfus Family of Funds.

  In the complaint, the plaintiffs allege, among other things, that Dreyfus and DSC violated their fiduciary duties by receiving pecuniary benefits from the sale of their "trust offices" in connection with the Transaction. The plaintiffs allege that the Transaction would not satisfy the requirements of
Section 15(f) of the Act so as to permit Dreyfus to derive a benefit from the assignment of Dreyfus' management contracts with the Funds because allegedly
(i) 75% of the various Funds' Boards are not "non-interested" persons within the meaning of the Act, and (ii) the Transaction will impose an "unfair burden" on the Funds. Plaintiffs allege that many of the "non-interested" Board members serve on multiple Boards of Funds and thereby earn substantial sums of money for limited work and have close business relationships with Dreyfus, and therefore are "interested" within the meaning of the Act. The plaintiffs further allege that Dreyfus and DSC breached their respective fiduciary duties by charging the Funds excessive fees of at least $55 million, in order to maximize profits earned from the sale of the "trust offices," and by acting solely to maximize their own profits through the proposed sale of the "trust offices" to Mellon, in violation of Section 15(f) of the Act. Consequently, the plaintiffs allege that the Transaction would impose an "unfair burden" on the Funds.

  The action seeks, among other things, to enjoin Dreyfus and DSC from selling the profits from the "trust offices" to Mellon, or, in the event that the Transaction is consummated, a rescission or accounting of all profits earned by Dreyfus and DSC as a result of the sale of the "trust offices," unspecified compensatory damages, costs and disbursements.

  On April 12, 1994, defendants removed this action to the United States District Court for the Eastern District of New York. On May 19, 1994, Dreyfus Liquid Assets and Dreyfus Growth moved to dismiss the complaint on the grounds that plaintiffs lack standing to bring this suit and failed to make a demand on the Board of the respective Funds which, unless excused, is a prerequisite to commencing a derivative suit. Dreyfus and DSC moved to dismiss the complaint on these grounds and on the further grounds that the complaint fails to state a claim as to those defendants.

 Class Action by Dreyfus Stockholders

  Six purported class action suits by six public stockholders of Dreyfus were filed in December 1993 in the Supreme Court of the State of New York, County of New York, naming Dreyfus, Mellon and the individual directors of Dreyfus as defendants. Three of these complaints have been served. Defendants' time to move, answer or otherwise respond to these complaints has not yet expired.

  In these complaints, plaintiffs allege, among other things, that Dreyfus and its directors breached their fiduciary duties to the public stockholders of Dreyfus by agreeing to the sale of Dreyfus at a price which does not maximize stockholder value; failing to include a collar, or other form of price protection; placing the defendants' interests above those of Dreyfus' stockholders; including in the Merger Agreement a $50 million termination fee; and failing to create the conditions for an open and vigorous auction of Dreyfus. The complaint seeks injunctive relief as well as compensatory and punitive damages.

  Dreyfus believes that these complaints lack merit and intends to defend them vigorously.

 Application Filed with the SEC

  On December 22, 1993, six stockholders of various Funds filed an application with the SEC for a statutory determination that the "independent" Board members of the Funds are "interested" Board members within the meaning of the Act, thereby prohibiting them from voting on each Fund's New Agreement and other related matters in connection with the Transaction (the "Application"). On April 1, 1994, the SEC rejected the Application. In the Application, the applicants alleged, among other things, that (i) many of the "independent" Board members serve on multiple boards of

Funds, (ii) as a result of such service, such Board members earn material sums of money for very limited services, (iii) such Board members have material business or professional relationships with Dreyfus, and (iv) these Board members, therefore, are "interested." The Application further claimed that common service on multiple boards with "interested" Board members who are employees of Dreyfus renders the "independent" Board members "interested." The applicants also alleged that since the "independent" Board members of the Funds are "interested," the Board members are not qualified to make decisions on behalf of the Funds.

  Applicants further noted that as a result of the Transaction, the Existing Agreements will terminate. Applicants contended that truly independent Board members might well be in a position to bargain for possibly more advantageous terms in the New Agreements than had been negotiated with respect to the Existing Agreements. In the Application, applicants sought (i) a hearing before the SEC to consider the Application, (ii) discovery from Dreyfus and Mellon prior to such hearing, as such is permitted under the Administrative Procedure Act, and (iii) an order to Dreyfus to cease and desist any efforts to obtain approval by the Funds' stockholders or the Funds' Boards of the Transaction or pending the hearing and a final ruling on the Application by the SEC. The SEC determined that the Applicants did not have a right to initiate a hearing; rather, the discretion to initiate such a hearing rests with the SEC, and the SEC determined not to hold a hearing.

  The "independent" Board members opposed the Application on the grounds that
(i) the Board members are not interested persons within the meaning of Section 2(a)(19) of the Act, and (ii) the legislative history, court and SEC decisions, and industry practice all recognize that service on multiple boards within a mutual fund complex does not render a Board member "interested" within the meaning of the Act.

REQUIRED VOTE AND BOARD MEMBERS' RECOMMENDATION

  Approval of its New Agreement with respect to each Fund will require the affirmative vote of a "majority of the outstanding voting securities" of such Fund (or Series, for Series Funds), which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Fund (or Series) or (2) 67% or more of the shares of such Fund (or Series) present at the meeting if more than 50% of the outstanding shares of such Fund (or Series) are represented at the meeting in person or by proxy (a "Majority Vote"). If the stockholders of a Fund do not approve the New Agreement, Mellon and Dreyfus nevertheless intend to proceed with the Transaction (assuming all conditions precedent, including the 90% Condition, have been satisfied) and, in such case, the Fund's Existing Agreement will terminate automatically. In that event, the Fund's Board will take such further action as it may deem to be in the best interests of the Fund's stockholders.

  THE BOARD OF EACH FUND, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.

                     PROPOSAL 2. ELECTION OF BOARD MEMBERS

  STOCKHOLDERS OF EACH FUND, OTHER THAN COMSTOCK PARTNERS STRATEGY FUND, INC., VOTE ON THIS PROPOSAL.

  It is proposed that stockholders of each Fund consider the election as Board members of the individuals (the "Nominees") listed in Part B of the Fund Exhibit pertaining to their Fund. Biographical information about the Nominees and other relevant information is set forth on such Fund Exhibit.

  The persons named in the accompanying form of proxy intend to vote each such proxy "FOR" the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.

  Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Board member if elected. If the Transaction is consummated, to comply with then applicable bank regulatory requirements, each Nominee who currently is a director, officer or employee of Dreyfus or any subsidiary or affiliate, other than David W. Burke (who has advised that he will resign from his offices in Dreyfus upon consummation of the Transaction) as respects certain Funds, will resign as a Board member. Similarly, to comply with bank regulatory requirements, each Fund officer listed in Part B of the Fund Exhibit who is a director, officer or employee of Dreyfus or any subsidiary or affiliate will resign as an officer of the Fund if the Transaction is consummated. Employees of the New Distributor will serve as Fund officers, other than the Investment Officers. The Fund's Investment Officers will remain the same.

  Except as provided on the Fund Exhibit, none of the Funds has a standing audit or compensation committee or any committees performing similar functions. The audit committee, where appointed, of a Fund reviews the Fund's financial statements and other audit-related matters as they arise throughout the year. Except as provided on its Fund Exhibit, each Fund has a standing nominating committee comprised of its Board members who are not "interested persons" of the Fund, the function of which is to select and nominate all candidates who are not "interested persons" for election to the Fund's Board. Except as set forth on its Fund Exhibit, Board members and officers of a Fund, in the aggregate, as of May 4, 1994, owned less than 1% of such Fund's outstanding shares.

REMUNERATION OF BOARD MEMBERS, OFFICERS AND OTHERS

  The Funds do not pay any remuneration to their officers and Board members, other than fees and expenses to Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Dreyfus. The Funds typically pay Board members an annual retainer and a per meeting fee and reimburse them for their expenses. For each Fund's most recent fiscal year, the number of Board meetings that were held, the schedule of fees payable by the Fund to Board members and the amount of fees and expenses received by Board members as a group are set forth on its Fund Exhibit.

REQUIRED VOTE

  For each Fund, election of each of the Nominees listed in Part B of its Fund Exhibit requires the affirmative vote of a plurality of the votes cast at the Fund's meeting.

       PROPOSAL 3. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

  STOCKHOLDERS OF EACH FUND, OTHER THAN COMSTOCK PARTNERS STRATEGY FUND, INC., VOTE ON THIS PROPOSAL.

  The Act requires that each Fund's independent auditors be selected by a majority of those Board members who are not "interested persons" (as defined in the Act) of the Fund and that the employment of such independent auditors be conditioned on the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. Each Fund's Board, including a majority of its members who are not "interested persons" of such Fund, approved the selection of Ernst & Young (the "Auditors") for such Fund's current fiscal year at a Board meeting held on the date set forth on its Fund Exhibit.

  The selection by the Board of the Auditors as independent auditors for the current fiscal year is submitted to the stockholders for ratification. Apart from its fees as independent auditors and certain consulting fees, neither the Auditors nor any of its partners has a direct, or material indirect, financial interest in any Fund or Dreyfus.

  The Auditors, a major international independent accounting firm, have been the auditors of each Fund since its inception (except General New York Municipal Bond Fund, Inc. for which they have been auditors since November 1,
1987). Each Fund's Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Fund's best interests.

  A representative of the Auditors is expected to be present at each Fund's meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions.

  EACH FUND'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF THE AUDITORS AS INDEPENDENT AUDITORS OF THE FUND.

                    PROPOSAL 4. APPROVAL OF RULE 12B-1 PLANS

  ONLY THE STOCKHOLDERS OF FUNDS CURRENTLY SUBJECT TO RULE 12B-1 PLANS VOTE ON THIS PROPOSAL.

INTRODUCTION

  Rule 12b-1 (the "Rule"), adopted by the SEC under the Act, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan (a "12b-1 Plan") adopted in accordance with the Rule. Four different types of 12b-1 Plans are in effect with respect to the Funds. Each type is described below. The Fund Exhibit indicates the type of 12b-1 Plan, if any, to which each Fund is subject and the amount each such Fund has paid under its 12b-1 Plan during its last fiscal year.

  To comply with various regulatory requirements applicable as a result of the Transaction, it is proposed that, effective upon the consummation of the Transaction, each of the 12b-1 Plans be amended as described below, subject to stockholder approval. The principal change results from the appointment of the New Distributor to replace DSC as each Fund's distributor and the payment to it of certain amounts under the 12b-1 Plans. In no case is the rate a Fund pays under its 12b-1 Plan proposed to be increased. A form of proposed 12b-1 Plan (each, a "New Plan") applicable to each Fund currently subject to a Rule 12b-1 Plan is included as a part of its Fund Exhibit.

  Stockholders should review the Fund Exhibit to determine the type of 12b-1 Plan, if any, applicable to their Funds and review the applicable section below that describes the relevant 12b-1 Plan.

TYPE 1 PLANS

  Existing Plan. Each Fund adopting this type of Rule 12b-1 Plan pays DSC for advertising, marketing and distributing the Fund's shares and for Servicing (as defined below) at the annual rate set forth on its Fund Exhibit. Under the 12b-1 Plan, DSC makes payments to certain financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") for administration, for servicing Fund stockholders who also are their clients and/or for distribution. Service Agents receive such fees in respect of the average daily value of the Fund's shares owned by stockholders for whom the Service Agent performs Servicing or for whom the Service Agent is the dealer or holder of record. The 12b-1 Plan also provides that Dreyfus may pay Service Agents for Servicing out of its management fee, its past profits or any other source available to it. The fees payable to DSC under the 12b-1 Plan for advertising, marketing and distributing the Fund's shares and for payments to Service Agents are payable without regard to actual expenses incurred.

  Proposed New Plan. Each Fund that had adopted a Type 1 Plan has adopted a New Plan, subject to stockholder approval, under which it will (a) reimburse the New Distributor for payments to third parties for distributing the Fund's shares and servicing stockholder accounts and (b) pay Dreyfus, DSC or any affiliate for advertising and marketing relating to the Fund and for servicing stockholder accounts. Certain ancillary costs are borne pursuant to the New Plan. See "Applicable to Type 1 Plans, Certain Type 2 Plans and Type 3 Plans-- Ancillary Costs" below. The rate payable by each Fund under its New Plan is the same as it pays under its existing 12b-1 Plan. Under the New Plan, the New Distributor, Dreyfus and DSC are permitted to pay Service Agents.

TYPE 2 PLANS

  Existing Plan. Each Fund adopting this type of 12b-1 Plan pays DSC for advertising, marketing and distributing Fund shares at the annual rate set forth on its Fund Exhibit. Under the 12b-1 Plan, DSC may make payments to Service Agents in respect of these services. Service Agents receive such fees in respect of the average daily value of Fund shares owned by their clients. The fees payable to DSC under the 12b-1 Plan for advertising, marketing and distributing Fund shares and for payments to Service Agents are payable without regard to actual expenses. As indicated on the Fund Exhibit, some of the Funds have adopted this type of 12b-1 Plan only with respect to their Class B shares.

  Each of these Funds also has adopted a Shareholder Services Plan (which is not subject to the Rule) under which the Fund pays DSC for the provision of certain services to Fund stockholders a fee at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to stockholder accounts, such as answering stockholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of stockholder accounts. DSC may make payments to Service Agents in respect of these services. DSC determines the amounts to be paid to Service Agents. The Shareholder Services Plan is not subject to stockholder vote. The amount each such Fund paid under its Shareholder Services Plan during its last fiscal year is set forth on its Fund Exhibit.

  Proposed New Plan. Each of Dreyfus Asset Allocation Fund, Inc., Dreyfus Focus Funds, Inc., Dreyfus Global Bond Fund, Inc. and Dreyfus International Equity Fund, Inc. has adopted a New Plan, subject to stockholder approval, under which it would (a) reimburse the New Distributor for payments to third parties for distributing the Fund's shares and

(b) pay Dreyfus, DSC or any affiliate for advertising and marketing relating to the Fund. Certain ancillary costs are borne pursuant to the New Plan. See "Applicable to Type 1 Plans, Certain Type 2 Plans and Type 3 Plans--Ancillary Costs" below. The rate payable by each Fund under its New Plan is the same as it pays under its existing 12b-1 Plan. Under the New Plan, the New Distributor may pay third parties in respect of distribution services.

  Each of Dreyfus Capital Value Fund (A Premier Fund), Premier Global Investing, Dreyfus Strategic Investing, Premier Growth Fund, Inc., Premier Insured Municipal Bond Fund, Premier State Municipal Bond Fund, Premier California Municipal Bond Fund, Premier GNMA Fund, Premier New York Municipal Bond Fund and Premier Municipal Bond Fund has adopted a New Plan, subject to stockholder approval, under which it would pay the New Distributor for distributing the Fund's Class B shares a fee at the annual rate set forth on its Fund Exhibit. The rate payable by each Fund under its New Plan is the same as each Fund pays under its existing 12b-1 Plan.

TYPE 3 PLANS

  (Only Dreyfus Appreciation Fund, Inc., General Government Securities Money Market Fund, Inc. and General Money Market Fund, Inc.)

  Existing Plan. Each Fund adopting this type of 12b-1 Plan directly bears the costs of preparing, printing and distributing prospectuses and statements of ancillary information and of implementing and operating the 12b-1 Plan. In addition, DSC has entered into service agreements with Service Agents who receive fees in respect of the Fund's shares owned by stockholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing. These fees are paid: first, in amounts to be reimbursed by the Fund to Dreyfus or DSC, and described in the next sentence; and next, by Dreyfus out of its investment advisory fee, its past profits or any other source available to it. The Fund reimburses Dreyfus or DSC, as the case may be, for payments made to a Service Agent at the annual rate set forth on the Fund Exhibit of the average daily value of the Fund shares owned by clients of such Service Agent during the period payments for Servicing are being made to it. DSC is entitled to receive a similar fee for Servicing in respect of stockholders that cease being clients of a Service Agent. The fees payable for Servicing are payable without regard to actual expenses incurred.

  Proposed New Plan. Each Fund that had adopted a Type 3 Plan has adopted a New Plan, subject to stockholder approval, under which (a) the New Distributor would pay for distributing the Fund's shares and servicing stockholder accounts and (b) Dreyfus, DSC or any affiliate would pay for servicing stockholder accounts. Each would be reimbursed by the Fund at the same aggregate annual rate as under the existing 12b-1 Plan. Certain ancillary costs are borne pursuant to the New Plan. See "Applicable to Type 1 Plans, Certain Type 2 Plans and Type 3 Plans--Ancillary Costs" below. Under the New Plan, the New Distributor, Dreyfus and DSC are permitted to pay Service Agents and DSC is permitted to be a Service Agent and be reimbursed by the New Distributor.

TYPE 4 PLANS

  (Only Dreyfus Cash Management, Dreyfus Cash Management Plus, Inc., Dreyfus Government Cash Management, Dreyfus Institutional Short Term Treasury Fund, Dreyfus Municipal Cash Management Plus, Dreyfus New York Municipal Cash Management, Dreyfus Tax Exempt Cash Management, Dreyfus Treasury Cash Management and Dreyfus Treasury Prime Cash Management)

  Existing Plan. Each Fund adopting this type of 12b-1 Plan pays DSC, out of the assets attributable to its Class B shares only, for advertising, marketing and distributing Class B shares and for the provision of certain services to the holders of Class B shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class B. The services provided may include personal services relating to stockholder accounts, such as answering stockholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such stockholder accounts. Under the 12b-1 Plan, DSC may make payments to Service Agents in respect of these services. DSC determines the amounts to be paid to Service Agents. The fees payable to DSC under the 12b-1 Plan for advertising, marketing and distributing Class B shares and for payments to Service Agents are payable without regard to actual expenses incurred.

  Proposed New Plan. Each Fund that had adopted a Type 4 Plan has adopted a New Plan, subject to stockholder approval, under which the Fund would (a) reimburse the New Distributor for payments to third parties for distributing the Fund's Class B shares and (b) pay Dreyfus, DSC or any affiliate for advertising or marketing relating to the Fund's Class B shares and for providing certain services relating to Class B stockholder accounts, such as answering stockholder inquiries regarding the Fund and providing reports and other information, and services relating to the maintenance of stockholder accounts. The rate payable by each Fund under its New Plan is the same as it pays under its existing 12b-1 Plan. Under the New Plan, the New Distributor, Dreyfus and DSC are permitted to pay Service Agents.

APPLICABLE TO TYPE 1 PLANS AND TYPE 3 PLANS

  Servicing may include, among other things, one or more of the following: answering client inquiries regarding the Fund; assisting clients in changing dividend options, account designations and addresses; performing subaccounting; establishing and maintaining stockholder accounts and records; processing purchase and redemption transactions; investing client cash account balances automatically in Fund shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arranging for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regulation.

APPLICABLE TO TYPE 1 PLANS, CERTAIN TYPE 2 PLANS AND TYPE 3 PLANS--ANCILLARY
COSTS

  (Applicable to Existing and New Plans for each Fund subject to a Type 1 Plan or a Type 3 Plan and for each of Dreyfus Asset Allocation Fund, Inc., Dreyfus Focus Funds, Inc., Dreyfus Global Bond Fund, Inc. and Dreyfus International Equity Fund, Inc.)

  The Fund bears the costs of preparing and printing prospectuses and statements of additional information used for regulatory purposes and for distribution to existing Fund stockholders. Under the 12b-1 Plan, the Fund or a particular Class, as the case may be, bears (a) the costs of preparing, printing and distributing prospectuses and statements of additional information used for other purposes and (b) the costs associated with implementing and operating the 12b-1 Plan, the aggregate of such amounts not to exceed in any fiscal year of the Fund the greater of $100,000 or .005 of 1% of the value of the average daily net assets of the Fund or Class for such fiscal year.

REQUIRED VOTE AND BOARD MEMBERS' RECOMMENDATION

  Approval of the New Plan with respect to each Fund, except Funds adopting a New Plan with respect to a particular Class of shares only, will require a Majority Vote. For Funds adopting a New Plan with respect to a particular Class of shares only, approval of the New Plan will require a Majority Vote of only that Class of shares. If the stockholders of a Fund do not approve its New Plan, that Fund's Board would consider alternative distribution arrangements for the Fund. In that event, the Fund's Board will take such further action as it may deem to be in the best interests of the Fund's stockholders.

  THE BOARD OF EACH FUND, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.

  PROPOSAL 5. APPROVAL OF A NEW SUB-INVESTMENT ADVISORY AGREEMENT FOR DREYFUS
                             GLOBAL BOND FUND, INC.

  ONLY THE STOCKHOLDERS OF DREYFUS GLOBAL BOND FUND, INC. VOTE ON THIS
PROPOSAL.

  Dreyfus serves as investment adviser to Dreyfus Global Bond Fund, Inc. ("DGBF") under an Existing Agreement described under Proposal 1. It has engaged M&G Investment Management Limited ("M&G"), located at Three Quays Tower Hill, London EC3R 6B2, England, to serve as DGBF's sub-investment adviser under a sub-investment advisory agreement (the "Existing DGBF Agreement"). As of March 31, 1994, M&G managed approximately $20.9 billion in assets.

  The Existing DGBF Agreement provides, in relevant part, for its automatic termination if Dreyfus' Existing Agreement in respect of DGBF terminates, which will occur if the Transaction is consummated. Accordingly, at the Board meeting at which DGBF's New Agreement was considered, DGBF's Board considered the approval of a sub-investment advisory agreement identical to the Existing DGBF Agreement (the "New DGBF Agreement"), except with respect to its date. A copy of the New DGBF Agreement is set forth on DGBF's Fund Exhibit.

  The New DGBF Agreement provides that M&G, subject to Dreyfus' supervision and approval, will provide investment advisory assistance and the day-to-day management of DGBF's investments, as well as investment research and statistical information.

  The fee payable under the New DGBF Agreement is the same as in the Existing DGBF Agreement. For the period from March 18, 1994 (commencement of operations) through April 30, 1994, no sub-investment advisory fee was paid by Dreyfus to M&G under the Existing DGBF Agreement pursuant to an undertaking in effect.

  The following persons are officers and/or directors of M&G: Laurence E. Linaker, Chairman of the Board of Directors; David L. Morgan, Managing Director and a director; John P. Allard, John W. Boeckmann, Gordon P. Craig, Robert A.R. Hayes, Richard S. Hughes, David J. Hutchins, Peter D. Jones, James R.D. Korner, Michael G.A. McLintock, Ewen A. Macpherson, Paul R. Marsh, Nigel D. Morrison, Roger D. Nightinghale, Paul D.A. Nix, William J. Nott, Neil A. Pegrum, Duncan
N. Robertson, J. Christopher Whitaker, directors; and Anthony J. Ashplant, Secretary.

  An audited consolidated balance sheet of M&G as of September 30, 1993 is included in DGBF's Fund Exhibit.

  DGBF's portfolio transactions are undertaken as described in Proposal 1.

REQUIRED VOTE AND BOARD MEMBERS' RECOMMENDATION

  A Majority Vote is required to approve the New DGBF Agreement. The consequence of failure to obtain the requisite vote is as set forth in Proposal 1.

  DGBF'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.

  PROPOSAL 6. APPROVAL OF A NEW SUB-INVESTMENT ADVISORY AGREEMENT FOR DREYFUS
                        INTERNATIONAL EQUITY FUND, INC.

  ONLY THE STOCKHOLDERS OF DREYFUS INTERNATIONAL EQUITY FUND, INC. VOTE ON THIS PROPOSAL.

  Dreyfus serves as investment adviser to Dreyfus International Equity Fund, Inc. ("DIEF") under an Existing Agreement described under Proposal 1. It has engaged M&G Investment Management Limited ("M&G"), located at Three Quays Tower Hill, London EC3R 6B2, England, to serve as DIEF's sub-investment adviser under a sub-investment advisory agreement (the "Existing DIEF Agreement"). As of March 31, 1994, M&G managed approximately $20.9 billion in assets.

  The Existing DIEF Agreement provides, in relevant part, for its automatic termination if Dreyfus' Existing Agreement in respect of DIEF terminates, which will occur if the Transaction is consummated. Accordingly, at the Board meeting at which DIEF's New Agreement was considered, DIEF's Board considered the approval of a sub-investment advisory agreement identical to the Existing DIEF Agreement (the "New DIEF Agreement"), except with respect to its date. A copy of the New DIEF Agreement is set forth on DIEF's Fund Exhibit.

  The New DIEF Agreement provides that M&G, subject to Dreyfus' supervision and approval, will provide investment advisory assistance and the day-to-day management of DIEF's investments, as well as investment research and statistical information.

  The fee payable under the New DIEF Agreement is the same as in the Existing DIEF Agreement. For the period from June 29, 1993 (commencement of operations) through March 31, 1994, Dreyfus paid M&G $205,451 under the Existing DIEF Agreement.

  The following persons are officers and/or directors of M&G: Laurence E. Linaker, Chairman of the Board of Directors; David L. Morgan, Managing Director and a director; John P. Allard, John W. Boeckmann, Gordon P. Craig, Robert A.R. Hayes, Richard S. Hughes, David J. Hutchins, Peter D. Jones, James R.D. Korner, Michael G.A.

McLintock, Ewen A. Macpherson, Paul R. Marsh, Nigel D. Morrison, Roger D. Nightinghale, Paul D.A. Nix, William J. Nott, Neil A. Pegrum, Duncan N. Robertson, J. Christopher Whitaker, directors; and Anthony J. Ashplant, Secretary.

  An audited consolidated balance sheet of M&G as of September 30, 1993 is included in DIEF's Fund Exhibit.

  DIEF's portfolio transactions are undertaken as described in Proposal 1.

REQUIRED VOTE AND BOARD MEMBERS' RECOMMENDATION

  A Majority Vote is required to approve the New DIEF Agreement. The consequence of failure to obtain the requisite vote is as set forth in Proposal 1.

  DIEF'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.

  PROPOSAL 7. APPROVAL OF A NEW SUB-INVESTMENT ADVISORY AGREEMENT FOR DREYFUS
                             STRATEGIC GROWTH, L.P.

  ONLY THE STOCKHOLDERS OF DREYFUS STRATEGIC GROWTH, L.P. VOTE ON THIS
PROPOSAL.

  Dreyfus serves as investment adviser to Dreyfus Strategic Growth, L.P. ("DSG") under an Existing Agreement described under Proposal 1. It has engaged Osprey Funds Management, a Maryland Limited Partnership (formerly Baltimore Street Capital V Limited Partnership) ("OFM"), located at 300 East Lombard Street, Suite 1420, Baltimore, Maryland 21202, to serve as DSG's sub-investment adviser under a sub-investment advisory agreement (the "Existing DSG Agreement"). As of March 31, 1994, OFM managed approximately $164 million in assets.

  The Existing DSG Agreement provides, in relevant part, for its automatic termination if Dreyfus' Existing Agreement in respect of DSG terminates, which will occur if the Transaction is consummated. Accordingly, at the Board meeting at which DSG's New Agreement was considered, DSG's Board considered the approval of a sub-investment advisory agreement identical to the Existing DSG Agreement (the "New DSG Agreement"), except with respect to its date. A copy of the New DSG Agreement is set forth on DSG's Fund Exhibit.

  The New DSG Agreement provides that OFM, subject to Dreyfus' supervision and approval, will provide investment advisory assistance and the day-to-day management of DSG's investments, as well as investment research and statistical information.

  The fee payable under the New DSG Agreement is the same as in the Existing DSG Agreement. For the period from January 1, 1994 (the date OFM was engaged) through May 5, 1994, Dreyfus paid OFM $32,662 under the Existing DSG Agreement.

  The sole officer of OFM is Robert K. Jermain. The general partners of OFM are Alex. Brown Management Services, Inc. and Mako Investments, Inc., whose President is Mr. Jermain.

  An audited balance sheet of OFM as of December 31, 1993 is included in DSG's Fund Exhibit.

  DSG's portfolio transactions are undertaken as described in Proposal 1.

REQUIRED VOTE AND BOARD MEMBERS' RECOMMENDATION

  A Majority Vote is required to approve the New DSG Agreement. The consequence of failure to obtain the requisite vote is as set forth in Proposal 1.

  DSG'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.

      PROPOSAL 8. APPROVAL OF A NEW SUB-INVESTMENT ADVISORY AGREEMENT FOR
       DREYFUS VARIABLE INVESTMENT FUND'S INTERNATIONAL EQUITY PORTFOLIO

  ONLY THE STOCKHOLDERS OF DREYFUS VARIABLE INVESTMENT FUND'S INTERNATIONAL EQUITY PORTFOLIO VOTE ON THIS PROPOSAL.

  Dreyfus serves as investment adviser to Dreyfus Variable Investment Fund's International Equity Portfolio ("IEP") under an Existing Agreement described under Proposal 1. It has engaged M&G Investment Management Limited ("M&G"), located at Three Quays Tower Hill, London EC3R 6B2, England, to serve as IEP's sub-investment adviser under a sub-investment advisory agreement (the "Existing IEP Agreement"). As of March 31, 1994, M&G managed approximately $20.9 billion in assets.

  The Existing IEP Agreement provides, in relevant part, for its automatic termination if Dreyfus' Existing Agreement in respect of IEP terminates, which will occur if the Transaction is consummated. Accordingly, at the Board meeting at which IEP's New Agreement was considered, Dreyfus Variable Investment Fund's Board considered the approval of a sub-investment advisory agreement identical to the Existing IEP Agreement (the "New IEP Agreement"), except with respect to its date. A copy of the New IEP Agreement is set forth on Dreyfus Variable Investment Fund's Fund Exhibit for IEP.

  The New IEP Agreement provides that M&G, subject to Dreyfus' supervision and approval, will provide investment advisory assistance and the day-to-day management of IEP's investments, as well as investment research and statistical information.

  The fee payable under the New IEP Agreement is the same as in the Existing IEP Agreement. IEP commenced operations on May 2, 1994 and no sub-investment advisory fee had been paid by Dreyfus to M&G under the Existing IEP Agreement pursuant to an undertaking in effect.

  The following persons are officers and/or directors of M&G: Laurence E. Linaker, Chairman of the Board of Directors; David L. Morgan, Managing Director and a director; John P. Allard, John W. Boeckmann, Gordon P. Craig, Robert A.R. Hayes, Richard S. Hughes, David J. Hutchins, Peter D. Jones, James R.D. Korner, Michael G.A. McLintock, Ewen A. Macpherson, Paul R. Marsh, Nigel D. Morrison, Roger D. Nightinghale, Paul D.A. Nix, William J. Nott, Neil A. Pegrum, Duncan
N. Robertson, J. Christopher Whitaker, directors; and Anthony J. Ashplant, Secretary.

  An audited consolidated balance sheet of M&G as of September 30, 1993 is included in Dreyfus Variable Investment Fund's Fund Exhibit for IEP.

  IEP's portfolio transactions are undertaken as described in Proposal 1.

REQUIRED VOTE AND BOARD MEMBERS' RECOMMENDATION

  A Majority Vote is required to approve the New IEP Agreement. The consequence of failure to obtain the requisite vote is as set forth in Proposal 1.

  DREYFUS VARIABLE INVESTMENT FUND'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.

  PROPOSAL 9. APPROVAL OF A NEW SUB-INVESTMENT ADVISORY AGREEMENT FOR PREMIER
                               GROWTH FUND, INC.

  ONLY THE STOCKHOLDERS OF PREMIER GROWTH FUND, INC. VOTE ON THIS PROPOSAL.

  Dreyfus serves as investment adviser to Premier Growth Fund, Inc. ("PGF") under an Existing Agreement described under Proposal 1. It has engaged Fayez Sarofim & Co. ("Sarofim"), located at Two Houston Center, Suite 2907, Houston, Texas 77010, to serve as PGF's sub-investment adviser under a sub-investment advisory agreement (the

"Existing PGF Agreement"). As of December 31, 1993, Sarofim managed approximately $24 billion in assets for three investment companies and numerous separate discretionary accounts.

  The Existing PGF Agreement provides, in relevant part, for its automatic termination if Dreyfus' Existing Agreement in respect of PGF terminates, which will occur if the Transaction is consummated. Accordingly, at the Board meeting at which PGF's New Agreement was considered, PGF's Board considered the approval of a sub-investment advisory agreement identical to the Existing PGF Agreement (the "New PGF Agreement"), except with respect to its date. A copy of the New PGF Agreement is set forth on PGF's Fund Exhibit.

  The New PGF Agreement provides that Sarofim, subject to Dreyfus' supervision and approval, will provide investment advisory assistance and the day-to-day management of PGF's investments, as well as investment research and statistical information.

  The fee payable under the New PGF Agreement is the same as in the Existing PGF Agreement. For the period from July 15, 1993 (commencement of operations) through May 3, 1994, no sub-investment advisory fee was paid by Dreyfus to Sarofim under the Existing PGF Agreement pursuant to an undertaking in effect.

  The following persons are officers and/or directors of Sarofim: Fayez S. Sarofim, Chairman of the Board and President; Raye G. White, Executive Vice President, Secretary, Treasurer and a director; Russell M. Frankel, Russel B. Hawkins, William K. McGee, Jr., Charles E. Sheedy and Ralph B. Thomas, Senior Vice Presidents; and Nancy Daniel, Frank P. Lee and James A. Reynolds, III, Vice Presidents.

  An audited consolidated balance sheet of Sarofim as of December 31, 1993 is included in PGF's Fund Exhibit.

  PGF's portfolio transactions are undertaken as described in Proposal 1.

REQUIRED VOTE AND BOARD MEMBERS' RECOMMENDATION

  A Majority Vote is required to approve the New PGF Agreement. The consequence of failure to obtain the requisite vote is as set forth in Proposal 1.

  PGF'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.

    PROPOSAL 10. APPROVAL OF A NEW SUB-INVESTMENT ADVISORY AGREEMENT FOR THE
                 DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

  ONLY THE STOCKHOLDERS OF THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. VOTE ON THIS PROPOSAL.

  As described in Proposal 1 under "--Investment Advisory Agreements," Dreyfus Socially Responsible Fund's Board has approved a New Agreement with Dreyfus under which it is contemplated that Dreyfus will engage NCM Capital Management Group, Inc. ("NCM") as the Fund's sub-investment adviser. NCM, located at 103 West Main Street, 4th Floor, Durham, North Carolina 27705-3638, was founded in 1986, is one of the nation's largest minority-owned investment management firms and, as of December 31, 1993, had $2.1 billion in assets under management. To date, NCM has not advised a registered investment company.

  The Sub-Investment Advisory Agreement between Dreyfus and NCM (the "NCM Agreement") is substantially similar to the Fund's Sub-Investment Advisory Agreement with Tiffany (the "Prior Agreement"), except: (i) the NCM Agreement is between Dreyfus and NCM, not between the Fund and NCM, (ii) NCM will be paid by Dreyfus, and not by the Fund, and (iii) the fee to be paid by Dreyfus is equal to or lower than the fee previously paid by the Fund to Tiffany. A copy of the NCM Agreement is set forth on Dreyfus Socially Responsible Fund's Fund Exhibit.

  Under the Prior Agreement, the Fund paid Tiffany a fee at an annual rate based on the value of the Fund's average daily net assets as follows:

                                                   ANNUAL FEE AS A PERCENTAGE OF
   TOTAL ASSETS                                      AVERAGE DAILY NET ASSETS
   ------------                                    -----------------------------
   0 up to $200 million...........................          .10 of 1%
   $200 million up to $300 million................          .20 of 1%
   In excess of $300 million......................          .375 of 1%

  Under the Prior Agreement and the Fund's Existing Agreement, the Fund paid Dreyfus and Tiffany an aggregate annual fee of .75 of 1% of the value of the Fund's average daily net assets. Under the Fund's New Agreement, Dreyfus would receive an annual fee of .75 of 1% of such net assets and would pay NCM as described in the next paragraph.

  Under the NCM Agreement, Dreyfus would pay NCM out of the fee it receives under its New Agreement with the Fund, and only to the extent thereof, a fee at an annual rate based on the value of the Fund's average daily net assets as follows:

                                                   ANNUAL FEE AS A PERCENTAGE OF
   TOTAL ASSETS                                      AVERAGE DAILY NET ASSETS
   ------------                                    -----------------------------
   0 up to $500 million...........................           .10 of 1%
   In excess of $500 million......................           .20 of 1%

  Under the NCM Agreement, NCM would provide investment advisory assistance and the day-to-day management of the Fund's portfolio, as well as investment research and statistical information for the Fund's benefit, subject to the supervision and approval of Dreyfus and the Fund's Board.

  It is proposed that the NCM Agreement would become effective upon stockholder approval. The approval sought by these proxy materials also will cover the NCM Agreement if it is deemed terminated by the Transaction.

  The following persons are officers and/or directors of NCM: Maceo K. Sloan, Chairman, President and Chief Executive Officer; Justin F. Beckett, Executive Vice President and director; Peter J. Anderson, director; Morris Goodwin, Jr., director; Edith H. Noel, Senior Vice President, Corporate Secretary and Treasurer; Dennis M. McCaskill, Jr., Senior Vice President; Clifford D. Mpare, Jr., Senior Vice President--Investments; Susan Rowe Ingram, David C. Carter, Tammie F. Coley, Marsha G. Kee, Mary M. Ford, Stanley G. Laborde, Linda Jordan, Victor Ross, Wendell Mackey, Lorenzo Newsome and Lawrence Verny, Vice Presidents; Deborah C. Bronson, Vice President--Director of Operations; Terrence S. Laster, Assistant Vice President; and Marc Reid, Assistant Vice President--Manager of Marketing and Client Services.

  NCM is a wholly-owned subsidiary of Sloan Financial Group, Inc. located at 103 West Main Street, 4th Floor, Durham, North Carolina 27705-3638. Sloan Financial Group, Inc. is a corporation of which Maceo K. Sloan, CFA, Chairman, President and Chief Executive Officer of NCM, owns 43%; Justin F. Beckett, Executive Vice President and director of NCM, owns 17%; and IDS Financial Services Inc., a wholly-owned subsidiary of American Express Company, owns 40%.

  An audited balance sheet of NCM as of December 31, 1993 is included in Dreyfus Socially Responsible Fund's Fund Exhibit.

  In reaching its decision to approve the NCM Agreement, the Fund's Board considered, among other things, the nature and quality of the services previously and currently being provided by Dreyfus, and the nature of the services to be provided by Dreyfus under its New Agreement and by NCM under the NCM Agreement. The Board also considered the overall fee structure and concluded that the aggregate fee is fair and reasonable to the Fund's stockholders.

  The Fund's portfolio transactions are undertaken as described in Proposal 1.

REQUIRED VOTE AND BOARD MEMBERS' RECOMMENDATION

  A Majority Vote is required to approve the NCM Agreement. If the NCM Agreement is not approved, Dreyfus will provide day-to-day management of the Fund's portfolio.

  DREYFUS SOCIALLY RESPONSIBLE FUND'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.

    PROPOSAL 11. APPROVAL OF A NEW SUB-INVESTMENT ADVISORY AGREEMENT FOR THE
                        DREYFUS THIRD CENTURY FUND, INC.

  ONLY THE STOCKHOLDERS OF THE DREYFUS THIRD CENTURY FUND, INC. VOTE ON THIS PROPOSAL.

  As described in Proposal 1 under "--Investment Advisory Agreements," Dreyfus Third Century Fund's Board has approved a New Agreement with Dreyfus under which it is contemplated that Dreyfus will engage NCM Capital Management Group, Inc. ("NCM") as the Fund's sub-investment adviser. NCM, located at 103 West Main Street, 4th Floor, Durham, North Carolina 27705-3638, was founded in 1986, is one of the nation's largest minority-owned investment management firms and, as of December 31, 1993, had $2.1 billion in assets under management. To date, NCM has not advised a registered investment company.

  The Sub-Investment Advisory Agreement between Dreyfus and NCM (the "NCM Agreement") is substantially similar to the Fund's Sub-Investment Advisory Agreement with Tiffany (the "Prior Agreement"), except: (i) the NCM Agreement is between Dreyfus and NCM, not between the Fund and NCM, (ii) NCM will be paid by Dreyfus, and not by the Fund, and (iii) the fee to be paid by Dreyfus is equal to or lower than the fee previously paid by the Fund to Tiffany. A copy of the NCM Agreement is set forth on Dreyfus Third Century Fund's Fund Exhibit.

  Under the Prior Agreement, the Fund paid Tiffany a fee at an annual rate based on the value of the Fund's average daily net assets as follows:

                                                   ANNUAL FEE AS A PERCENTAGE OF
   TOTAL ASSETS                                      AVERAGE DAILY NET ASSETS
   ------------                                    -----------------------------
   0 up to $200 million...........................          .10 of 1%
   $200 million up to $300 million................          .35 of 1%
   In excess of $300 million......................          .375 of 1%

  Under the Prior Agreement and the Fund's Existing Agreement, the Fund paid Dreyfus and Tiffany an aggregate annual fee of .75 of 1% of the value of the Fund's average daily net assets. Under the Fund's New Agreement, Dreyfus would receive an annual fee of .75 of 1% of such net assets and would pay NCM as described in the next paragraph.

  Under the NCM Agreement, Dreyfus would pay NCM out of the fee it receives under its New Agreement with the Fund, and only to the extent thereof, a fee at an annual rate based on the value of the Fund's average daily net assets as follows:

                                                   ANNUAL FEE AS A PERCENTAGE OF
   TOTAL ASSETS                                      AVERAGE DAILY NET ASSETS
   ------------                                    -----------------------------
   0 up to $500 million...........................           .10 of 1%
   In excess of $500 million......................           .20 of 1%

  Under the NCM Agreement, NCM would provide investment advisory assistance and the day-to-day management of the Fund's portfolio, as well as investment research and statistical information for the Fund's benefit, subject to the supervision and approval of Dreyfus and the Fund's Board.

  It is proposed that the NCM Agreement would become effective upon stockholder approval. The approval sought by these proxy materials also will cover the NCM Agreement if it is deemed terminated by the Transaction.

  The following persons are officers and/or directors of NCM: Maceo K. Sloan, Chairman, President and Chief Executive Officer; Justin F. Beckett, Executive Vice President and director; Peter J. Anderson, director; Morris Goodwin, Jr., director; Edith H. Noel, Senior Vice President, Corporate Secretary and Treasurer; Dennis M. McCaskill, Jr., Senior Vice President; Clifford D. Mpare, Jr., Senior Vice President--Investments; Susan Rowe Ingram, David C. Carter, Tammie F. Coley, Marsha G. Kee, Mary M. Ford, Stanley G. Laborde, Linda Jordan, Victor Ross, Wendell Mackey, Lorenzo Newsome and Lawrence Verny, Vice Presidents; Deborah C. Bronson, Vice President--Director of Operations;

Terrence S. Laster, Assistant Vice President; and Marc Reid, Assistant Vice President--Manager of Marketing and Client Services.

  NCM is a wholly-owned subsidiary of Sloan Financial Group, Inc. located at 103 West Main Street, 4th Floor, Durham, North Carolina 27705-3638. Sloan Financial Group, Inc. is a corporation of which Maceo K. Sloan, CFA, Chairman, President and Chief Executive Officer of NCM, owns 43%; Justin F. Beckett, Executive Vice President and director of NCM, owns 17%; and IDS Financial Services Inc., a wholly-owned subsidiary of American Express Company, owns 40%.

  An audited balance sheet of NCM as of December 31, 1993 is included in Dreyfus Third Century Fund's Fund Exhibit.

  In reaching its decision to approve the NCM Agreement, the Fund's Board considered, among other things, the nature and quality of the services previously and currently being provided by Dreyfus, and the nature of the services to be provided by Dreyfus under its New Agreement and by NCM under the NCM Agreement. The Board also considered the overall fee structure and concluded that the aggregate fee is fair and reasonable to the Fund's stockholders.

  The Fund's portfolio transactions are undertaken as described in Proposal 1.

REQUIRED VOTE AND BOARD MEMBERS' RECOMMENDATION

  A Majority Vote is required to approve the NCM Agreement. If the NCM Agreement is not approved, Dreyfus will provide day-to-day management of the Fund's portfolio.

  DREYFUS THIRD CENTURY FUND'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.

  PROPOSAL 12. APPROVAL OF AN AMENDMENT TO THE CHARTER OF CERTAIN FUNDS IN THE
                                 GENERAL FAMILY

  ONLY THE STOCKHOLDERS OF GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND, GENERAL GOVERNMENT SECURITIES MONEY MARKET FUND, INC., GENERAL MONEY MARKET FUND, INC., GENERAL MUNICIPAL BOND FUND, INC., GENERAL MUNICIPAL MONEY MARKET FUND, INC., GENERAL NEW YORK MUNICIPAL BOND FUND, INC. AND GENERAL NEW YORK MUNICIPAL MONEY MARKET FUND VOTE ON THIS PROPOSAL.

  The Board of each Fund listed above has approved and recommends that stockholders approve an amendment to such Fund's charter to permit the issuance of additional classes of shares. Each Fund's Board believes that the proposed amendment to its Fund's charter is in the best interests of its Fund's stockholders. A stockholder's Fund shares will not be adversely affected by the issuance of additional classes.

  Each Fund's charter currently provides for the issuance of one class of shares with each share of the class representing an equal proportionate interest in the Fund. Each Fund's Board recommends that its Fund's charter be amended to permit the Board members, without further stockholder action, to cause to be issued one or more additional classes of shares having such different characteristics, rights or privileges as the Board members may determine, to the extent permitted under the Act.

  The purpose of the amendment would be to provide each Fund with the flexibility necessary to take advantage of alternative methods of selling Fund shares. Each Fund's Board believes that providing investors with alternative methods of purchasing Fund shares could (i) enable investors to choose the purchasing method which best suits their individual situation, thereby encouraging current stockholders to make additional investments in the Fund and attracting new investors and assets to the Fund thus benefiting stockholders by increasing investment flexibility for the Fund and reducing operating expense ratios due to economies of scale; (ii) facilitate distribution of the Fund's shares; and (iii) maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

  Each Fund has received exemptive relief from the SEC to permit dual or multi-class distribution arrangements. Under these arrangements, the Fund is permitted to offer two or more classes of shares representing interests in the same portfolio of investments. The classes most likely would differ principally in the method of offering shares to investors (e.g., pursuant to a front-end sales load or contingent deferred sales load and/or Rule 12b-1 plan or non-Rule 12b-1 shareholder services plan). Any such additional class of shares would participate in all other respects on an equal proportionate basis with all other classes of shares, including as to investment income, realized and unrealized gains and losses on portfolio investments and all other operating expenses of the Fund. All classes of shares would vote together as a single class at meetings of stockholders, except that shares of a class which is affected by any matter in a manner materially different from shares of other classes would vote as a separate class and holders of shares of a class not affected by a matter would not vote on that matter.

  Maryland law requires that stockholders of Funds organized as Maryland corporations ("Maryland Funds") be presented with a copy of the proposed charter amendment. Massachusetts law does not so require. Accordingly, the Fund Exhibit of Maryland Funds contains a copy of the proposed charter amendment.

REQUIRED VOTE AND BOARD MEMBERS' RECOMMENDATION

  As to each Fund, approval of this proposal requires the affirmative vote of the holders of a majority of its outstanding voting securities.

  THE BOARD OF EACH FUND, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.

 PROPOSAL 13. APPROVAL OF CHANGES TO CERTAIN OF THE FUNDS' FUNDAMENTAL POLICIES
                          AND INVESTMENT RESTRICTIONS

  THIS PROPOSAL IS NOT APPLICABLE TO ALL FUNDS. YOU SHOULD REVIEW EXHIBIT C TO DETERMINE TO WHAT EXTENT, IF ANY, THIS PROPOSAL IS APPLICABLE TO YOUR FUND.

  Each Fund has adopted investment restrictions as fundamental policies which may not be changed without stockholder approval. Each Fund's Board has adopted, and proposes for stockholder approval, revisions which are described below to certain of these fundamental policies. Each Fund's Board believes that these changes will allow greater portfolio management flexibility and/or will standardize certain provisions of the Fund's investment restrictions with those of other similar funds in The Dreyfus Family of Funds. Specifically, the changes to investment restrictions recommended below relate to (a) borrowing money, (b) pledging assets, (c) investing in illiquid securities, (d) selling securities short (for Dreyfus Growth Opportunity Fund, Inc. and Dreyfus Short-Intermediate Government Fund only), (e) lending portfolio securities (for Dreyfus Growth Opportunity Fund, Inc. and Dreyfus Short-Intermediate Government Fund only), (f) entering into options transactions (for Dreyfus Growth Opportunity Fund, Inc. only) and (g) entering into futures contracts and options on futures contracts (Dreyfus Growth Opportunity Fund, Inc. only).

(A) BORROWING MONEY

  (1) THE FOLLOWING SECTION APPLIES ONLY TO NON-MONEY MARKET FUNDS LISTED ON EXHIBIT C. Each Fund to which this Proposal relates has adopted an Investment Restriction that generally limits its ability to borrow money. Currently, each Fund, except certain closed-end Funds noted on Exhibit C, may borrow money in an amount up to 5%, 10% or 15% of the value of its total assets for temporary or emergency purposes and not for portfolio leveraging. Each closed-end Fund noted on Exhibit C is permitted to borrow money in an amount not to exceed 33-1/3% of the value of its total assets, but may do so only for limited purposes, not for portfolio leveraging. Each Fund's Board recommends revising this Investment Restriction to permit its Fund to borrow money to the extent permitted under the Act. Currently, under the Act, total borrowings of a Fund may not exceed 33 1/3% of the value of its total assets. In addition, the Investment Restriction of certain of the Funds states that while the Fund's borrowings exceed 5% of its total assets, the Fund will not make any additional investments. This language will be deleted from the Investment Restriction.

  This Proposal would increase the amount a Fund would be permitted to borrow, within the limits described below. This borrowing, which is known as leveraging, generally will be unsecured. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

  Each Fund, except for Dreyfus GNMA Fund, Inc., Premier GNMA Fund and Dreyfus Strategic Governments Income, Inc., intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Fund's total assets, it will not make any additional investments. Each Fund's policy regarding borrowing expressed in this paragraph will not be changed without approval of the Fund's Board and not until the Fund's prospectus is revised appropriately.

  Dreyfus GNMA Fund, Inc. and Premier GNMA Fund intend to engage in dollar roll transactions, which is a form of secured borrowing. A dollar roll transaction involves a sale by the Fund of a security to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments, together with any additional fee income received on the sale, are expected to generate income for the Fund exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

  Dreyfus Strategic Governments Income, Inc. intends to borrow money: (a) for temporary or emergency purposes or for clearance of transactions in amounts not exceeding 15% of its total assets (not including the amount borrowed). While such borrowings exceed 5% of the Fund's assets, the Fund will not make any additional investments; (b) in connection with repurchases of, or tenders for, the Fund's shares, but only if after each such borrowing the ratio which the value of the total assets of the Fund less all liabilities and indebtedness not represented by senior securities bears to the aggregate amount of senior securities representing indebtedness of the Fund is at least 300%; and (c) as otherwise described in its Prospectus.

  If approved by its stockholders, the first sentence of each Fund's Investment Restriction relating to permissible borrowing by the Fund would be revised to read as follows:

      [The Fund may not/no Series may:] Borrow money, except to the extent permitted under the Act.

  (2) THE FOLLOWING SECTION APPLIES TO DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND, DREYFUS CASH MANAGEMENT, DREYFUS CASH MANAGEMENT PLUS, INC., DREYFUS GOVERNMENT CASH MANAGEMENT, DREYFUS INSTITUTIONAL MONEY MARKET FUND, DREYFUS LIQUID ASSETS, INC., DREYFUS MONEY MARKET INSTRUMENTS, INC., DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND, DREYFUS TAX EXEMPT CASH MANAGEMENT, DREYFUS TREASURY CASH MANAGEMENT, DREYFUS TREASURY PRIME CASH MANAGEMENT, GENERAL CALIFORNIA MUNICIPAL MONEY MARKET FUND, GENERAL GOVERNMENT SECURITIES MONEY MARKET FUND, INC., GENERAL MONEY MARKET FUND, INC. AND GENERAL NEW YORK MUNICIPAL MONEY MARKET FUND ONLY. Each Fund to which this Proposal relates also has adopted an Investment Restriction that generally limits its ability to borrow money. Currently, each Fund may borrow money only from banks for temporary or emergency (not leveraging) purposes in an amount up to 5% or 10% of the value of its total assets. Each Fund's Board recommends revising the amount, not the purpose of borrowing, under this Investment Restriction to permit the Fund to borrow money only from banks for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Fund's total assets, it will not make any additional investments. These borrowings would be used ONLY for temporary or emergency purposes and would NOT be used for portfolio leveraging.

  If approved by its stockholders, the Investment Restriction of each Fund, other than Dreyfus Cash Management Plus, Inc., relating to permissible borrowing by the Fund would be revised to read as follows:

    [The Fund may not/no Series may:] Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

  For Dreyfus Cash Management Plus, Inc., if approved by its stockholders, its Investment Restriction relating to permissible borrowing by the Fund would be revised to read as follows:

    [The Fund may not:] Borrow money, except (i) from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made and (ii) in connection with the entry into reverse repurchase agreements to the extent described in the Fund's Prospectus. While borrowings described in clause (i) exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

(B) PLEDGING ASSETS

  Each Fund listed on Exhibit C to which this Proposal relates also has adopted an Investment Restriction that, among other things, limits the percentage of the Fund's assets which may be pledged, mortgaged or hypothecated to secure the borrowings referred to above. Each Fund's Board recommends this Investment Restriction be amended to permit the Fund to pledge its assets to the extent necessary to secure permitted borrowings. Each Fund's Board further recommends making this Investment Restriction, as proposed to be changed herein, a non-fundamental policy. Fundamental policies cannot be changed without approval by Majority Vote, while non-fundamental policies may be changed by a vote of a majority of a Fund's Board at any time.

  If approved by its stockholders, each Fund's Investment Restriction relating to the pledging of assets by the Fund will be a non-fundamental policy and its first sentence or clause, as the case may be, would be revised to read as follows:

    [The Fund may not/no Series may:] Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

(C) RESTRICTED AND ILLIQUID SECURITIES

  Each Fund listed on Exhibit C to which this Proposal relates has adopted an Investment Restriction that limits, among other things, the amount of its assets that the Fund may invest in securities which are illiquid. Currently, certain Funds are not permitted to invest in illiquid securities at all, while other Funds are permitted to invest in illiquid securities in amounts up to 5%, 10% or 15% of their net assets. In some cases, this restriction also provides that each Fund will not enter into time deposits maturing in more than seven days and that time deposits maturing from two business through seven calendar days will not exceed 5% or 10%, as the case may be, of the Fund's total assets.

  The SEC has amended its policies to increase from 10% to 15% the amount of net assets of an open-end management investment company, other than a money market fund, which may be invested in illiquid securities. To be able to take advantage of the additional flexibility permitted by the SEC with respect to investing in illiquid securities, the Board of each Fund that is currently permitted to invest less than 15% (10% in the case of money market funds) of its net assets in illiquid securities recommends amending this Investment Restriction to permit the Fund to invest up to 15% (10% in the case of money market funds) of its net assets in illiquid securities. Each Fund's Board also recommends deleting the separate reference to investments in time deposits.

  To conform the Investment Restriction with similar Investment Restrictions applicable to other funds in The Dreyfus Family of Funds, additional changes are proposed. In particular, examples of specific types of illiquid securities would be deleted. Each Fund intends to continue to treat as illiquid all types of securities it previously treated as illiquid, except for time deposits maturing between two and seven days, until such time as a liquid secondary market exists for them.

  Each Fund's Board also recommends making this Investment Restriction a non-fundamental investment policy. Fundamental policies cannot be changed without approval by Majority Vote, while non-fundamental policies may be changed by a vote of a majority of a Fund's Board members at any time. Each Fund's Board believes that, by making the Fund's policy on illiquid securities non-fundamental, the Fund will be able to respond more rapidly to similar regulatory developments.

  The Investment Restrictions of certain Funds also provide that the Fund may not purchase securities subject to restrictions on disposition under the Securities Act of 1933 (so called "restricted securities"). In general, illiquid securities have included restricted securities. However, the securities markets are evolving and new types of instruments have developed which make the Fund's current restriction overbroad and unnecessarily restrictive. The markets for certain types of securities (so-called, "Rule 144A securities") are almost exclusively institutional. Such securities often are either exempt from registration or sold in transactions not requiring registration. Institutional investors, therefore, will often depend on an efficient institutional market in which the unregistered security can be readily resold. The fact that there may be legal or contractual restrictions on resale to the general public, therefore, will not be dispositive of the liquidity of such investments. To be able to take advantage of the increasingly liquid institutional trading markets, each Fund's Board recommends deleting the restriction on purchasing restricted securities contained in this Investment Restriction, as applicable, so that restricted securities that are nonetheless liquid may be purchased, while purchases of restricted securities that are illiquid will continue to be subject to the limitation described above.

  If approved by its stockholders, each Fund's Investment Restriction relating to the purchase of restricted or illiquid securities by the Fund will be a non-fundamental policy and would be revised to read as follows:

    [The Fund may not/no Series may:] Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% [10% for money market funds] of the value of the Fund's net assets would be so invested.

(D) SELLING SECURITIES SHORT

  THE FOLLOWING SECTION APPLIES TO DREYFUS GROWTH OPPORTUNITY FUND, INC. AND DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND ONLY. Each Fund has adopted an Investment Restriction that prohibits, among other things, the Fund from selling securities short. Each Fund's Board recommends that this Investment Restriction be revised so that its Fund would be permitted to sell securities short.

  Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

  Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account, containing cash or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal or exceed the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

  A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of dividends or interest the Fund may be required to pay in connection with a short sale.

  Upon approval of this Proposal, it is contemplated that each Fund also may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. When the Fund purchases a call option it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly.

  Each Fund anticipates that the frequency of short sales will vary substantially under different market conditions, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales.

  In addition to the short sales discussed above, each Fund will have the ability to make short sales "against the box," a transaction in which the Fund enters into a short sale of a security which the Fund owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. At no time will either Fund have more than 15% of the value of its net assets in deposits on short sales against the box. It currently is anticipated that the Fund will make short sales against the box for purposes of protecting the value of the Fund's net assets.

  If approved by stockholders, the prohibition against selling securities short will be deleted from the appropriate Investment Restriction of each Fund.

(E) SECURITIES LENDING

  THE FOLLOWING SECTION APPLIES TO DREYFUS GROWTH OPPORTUNITY FUND, INC. AND DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND ONLY. Each Fund has adopted an Investment Restriction that currently prohibits the Fund from making loans except through the purchase of certain debt obligations and, with respect to Dreyfus Short-Intermediate Government Fund, the entry into repurchase agreements. Each Fund's Board recommends that this Investment Restriction be amended to permit its Fund to lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. This change would permit the Fund to lend securities from its portfolio to brokers, dealers and other financial institutions wishing to borrow securities from the Fund. The Fund can increase its income through the investment of such collateral. The Fund might experience risk of loss if an institution with which the Fund engaged in a portfolio loan transaction breached its agreement with the Fund. With respect to Dreyfus Short-Intermediate Government Fund, the use of this investment technique could give rise to taxable income for purposes of state and local income taxes.

  The SEC currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan.

  If approved by its stockholders, each Fund's Investment Restriction relating to lending portfolio securities by the Fund would be revised to read as follows:

    [The Fund may not:] Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements referred to in the Fund's Prospectus. However, the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

(F) OPTIONS TRANSACTIONS

  THE FOLLOWING SECTION APPLIES TO DREYFUS GROWTH OPPORTUNITY FUND, INC. ONLY. The Fund has adopted an Investment Restriction that, among other things, prohibits the Fund from engaging in the purchase and sale of put, call, straddle or spread options or in writing such options, except that the Fund may write and sell covered call option contracts on securities owned by the Fund not exceeding 20% of the market value of its net assets at the time such option contracts are written. The Fund also may purchase call options to enter into closing purchase transactions. In connection with the writing of covered call options, the Fund may pledge assets to an extent not greater than 20% of the market value of its total net assets at the time such options are written.

  The Fund's Board recommends that the Investment Restriction be changed to permit the Fund to purchase and sell options to the extent described from time to time in the Fund's Prospectus or Statement of Additional Information. These investments are commonly referred to as "derivatives."

  In addition to the types of transactions discussed above, the Fund currently intends to invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options in respect of specific securities (or groups or

"baskets" of specific securities) in which the Fund may invest. The Fund also may write covered put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. A covered put option sold by the Fund exposes the Fund during the term of the option to a decline in price of the underlying security or securities. A put option sold by the Fund is covered when, among other things, cash or liquid securities are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken.

  The Fund also currently intends to purchase and sell call and put options on foreign currency for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires.

  The Fund also currently intends to purchase cash-settled options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

  The Fund also currently intends to purchase and sell call and put options on stock indexes listed on U.S. securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock.

  Successful use by the Fund of options will be subject to Dreyfus' ability to predict correctly movements in the direction of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent Dreyfus' predictions are incorrect, the Fund may incur losses which could adversely affect the value of a stockholder's investment.

  The Fund's Board also recommends making this Investment Restriction, as proposed to be changed herein, a non-fundamental policy. Fundamental policies cannot be changed without approval by Majority Vote, while non-fundamental policies may be changed by a vote of a majority of the Fund's Board members at any time. The Fund's Board believes that these changes will provide the Fund greater flexibility to respond to regulatory and other developments.

  If approved by its stockholders, the Fund's Investment Restriction relating to permissible options transactions by the Fund will be a non-fundamental policy and would be revised to read as follows:

    [The Fund may not:] Purchase, sell or write puts, calls, or combinations thereof, except as described in the Fund's Prospectus and Statement of Additional Information.

(G) FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  THE FOLLOWING SECTION APPLIES TO DREYFUS GROWTH OPPORTUNITY FUND, INC. ONLY. The Fund has adopted an Investment Restriction that prohibits the Fund from purchasing, holding or dealing in commodities or commodity contracts or in real estate, except the Fund may invest in securities of companies engaged in real estate activities or investments. The Fund's Board recommends that this Investment Restriction be revised to permit the Fund to engage in futures transactions, including those based on an index, and options thereon to the extent permitted by applicable regulations. These investments are commonly referred to as "derivatives."

  The Fund currently anticipates entering into stock index futures contracts, interest rate futures contracts and currency futures contracts, and options with respect thereto, in U.S. domestic markets or on exchanges located outside the United States. See "--(f) Options Transactions" above. These transactions will be entered into as a substitute for comparable market positions in the underlying securities or for hedging purposes. Although the Fund would not be a commodity pool, it would be subject to rules of the Commodity Futures Trading Commission limiting the extent to which the Fund could engage in these transactions.

  Engaging in these transactions involves risk of loss to the Fund's portfolio which could adversely affect the value of a stockholder's investment. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. In addition, engaging in futures transactions in foreign markets may involve greater risks than trading on domestic exchanges.

  Successful use of futures by the Fund also is subject to Dreyfus' ability to predict correctly movements in the direction of the market, interest rates or foreign currencies and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting the value of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

  Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

  If approved by its stockholders, the Fund's Investment Restriction relating to permissible futures transactions by the Fund would be revised to read as follows:

    [The Fund may not:] Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

REQUIRED VOTE AND BOARD MEMBERS' RECOMMENDATION

  As to each Fund, approval of this Proposal requires a Majority Vote.

  THE BOARD OF EACH FUND, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.

                             ADDITIONAL INFORMATION

  The Fund Exhibit sets forth certain information concerning entities that are known by the respective Fund to be the holders of record of 5% or more of its shares outstanding as of May 4, 1994. To each Fund's knowledge, no stockholder beneficially owned 5% or more of its shares outstanding on such date, except to the extent set forth on its Fund Exhibit.

                                 OTHER MATTERS

  If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of a Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions, however, will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposals 1 and 4 through 13.

  Stockholders of Dreyfus Variable Investment Fund should review that Fund's Fund Exhibit for a description of special voting instruction rights with respect to such Fund.

  Each Fund's Board is not aware of any other matters which may come before the meeting. However, should any such matters with respect to one or more Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

  Dreyfus and Mellon will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and they may pay persons holding shares of a Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, Dreyfus and Mellon have retained, at their expense, D.F. King & Co., Inc. to solicit proxies on behalf of each Fund's Board, which is estimated to cost $300,000.

  Unless otherwise required under the Act, ordinarily it will not be necessary for a Fund to hold annual meetings of stockholders. As a result, a Fund's stockholders will not consider each year the election of Board members or the appointment of auditors. However, a Fund's Board will call a meeting of its stockholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by stockholders. Under the Act, stockholders of record of not less than two-thirds of a Fund's outstanding shares may remove Board members of such Fund through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under each Fund's By-Laws, the Board members are required to call a meeting of stockholders for the purpose of voting upon the question of removal of any such Board members when requested in writing to do so by the stockholders of record of not less than 10% of such Fund's outstanding shares. Stockholders wishing to submit proposals for inclusion in a Fund's proxy statement for a subsequent stockholder meeting should send their written submissions to the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: General Counsel.

                      NOTICE TO BANKS, BROKER/DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

  Please advise the appropriate Fund, in care of D.F. King & Co., Inc.,
Attention: [NAME OF FUND], 77 Water Street, New York, New York 10005, or call
(212) 425-1685, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: June  , 1994

                                                                       EXHIBIT A

                                     Part I

  Dreyfus serves as investment adviser to the investment companies listed below, except Comstock Partners Strategy Fund, Inc. for which Dreyfus serves as sub-investment adviser. The approximate net assets of each investment company as of May 4, 1994 and the investment advisory fee payable by it to Dreyfus (expressed as a percentage of average daily net assets+) also are listed below. As described above, the investment advisory fee structure for each of these Funds, except Dreyfus Socially Responsible Fund and Dreyfus Third Century Fund, will remain the same.

                                              INVESTMENT ADVISORY
                                              FEE AS A PERCENTAGE  APPROXIMATE
                                               OF AVERAGE DAILY     NET ASSETS
NAME OF FUND                                      NET ASSETS+     (IN MILLIONS)+
- - ------------                                  ------------------- --------------
Dreyfus A Bonds Plus, Inc...................             .65      $578
Dreyfus Appreciation Fund, Inc..............               *      $221
Dreyfus Asset Allocation Fund, Inc..........             .75      $ 51
Dreyfus Balanced Fund, Inc. ................             .60      $ 72
Dreyfus BASIC Money Market Fund, Inc........             .50      $  1.5 billion
Dreyfus BASIC Municipal Fund................              **      $938
Dreyfus BASIC U.S. Government Money Market
 Fund.......................................             .50      $237
Dreyfus California Intermediate Municipal
 Bond Fund..................................             .60      $262
Dreyfus California Municipal Income, Inc. ..             .70++    $ 41
Dreyfus California Tax Exempt Bond Fund,
 Inc........................................             .60      $  1.6 billion
Dreyfus California Tax Exempt Money Market
 Fund.......................................             .50      $315
Dreyfus Capital Growth Fund (A Premier
 Fund)......................................             .75      $592
Dreyfus Capital Value Fund (A Premier Fund).             ***      $517
Dreyfus Cash Management ....................             .20      $  2.6 billion
Dreyfus Cash Management Plus, Inc...........             .20      $  2.1 billion
Dreyfus Connecticut Intermediate Municipal
 Bond Fund..................................             .60      $138
Dreyfus Connecticut Municipal Money Market
 Fund, Inc..................................             .50      $250
Dreyfus Florida Intermediate Municipal Bond
 Fund.......................................             .60      $467
Dreyfus Florida Municipal Money Market Fund.             .50      $ 91
Dreyfus Focus Funds, Inc. ..................             .75      $ 20
The Dreyfus Fund Incorporated...............            ****      $  2.7 billion
Dreyfus Global Bond Fund, Inc...............             .70      $ 11
Dreyfus Global Growth, L.P. (A Strategic
 Fund)......................................             .75      $154
Dreyfus GNMA Fund, Inc......................             .60      $  1.6 billion
Dreyfus Government Cash Management..........             .20      $  3.5 billion
Dreyfus Growth and Income Fund, Inc.........             .50      $  1.6 billion
Dreyfus Growth Opportunity Fund, Inc........             .75      $412
Dreyfus Institutional Money Market Fund.....             .50      $466
Dreyfus Institutional Short Term Treasury
 Fund.......................................             .20      $ 73
Dreyfus Insured Municipal Bond Fund, Inc....             .60      $251
Dreyfus Intermediate Municipal Bond Fund,
 Inc........................................             .60+++   $  1.7 billion
Dreyfus International Equity Fund, Inc......             .75      $174
Dreyfus Investors GNMA Fund.................             .60      $ 47
Dreyfus Liquid Assets, Inc. ................           *****      $  5.0 billion
Dreyfus Massachusetts Intermediate Municipal
 Bond Fund..................................             .60      $ 86
Dreyfus Massachusetts Municipal Money Market
 Fund.......................................             .60      $ 95
Dreyfus Massachusetts Tax Exempt Bond Fund..             .60      $167
Dreyfus Michigan Municipal Money Market
 Fund, Inc..................................             .50      $ 63
Dreyfus Money Market Instruments, Inc.......             .50      $682
Dreyfus Municipal Bond Fund, Inc............             .60+++   $  4.0 billion
Dreyfus Municipal Cash Management Plus......             .20      $371
Dreyfus Municipal Income, Inc. .............             .70++    $193

                                              INVESTMENT ADVISORY
                                              FEE AS A PERCENTAGE  APPROXIMATE
                                               OF AVERAGE DAILY     NET ASSETS
                NAME OF FUND                      NET ASSETS+     (IN MILLIONS)+
                ------------                  ------------------- --------------
Dreyfus Municipal Money Market Fund, Inc....             .50      $  1.1 billion
Dreyfus New Jersey Intermediate Municipal
 Bond Fund..................................             .60      $236
Dreyfus New Jersey Municipal Bond Fund,
 Inc........................................             .60      $637
Dreyfus New Jersey Municipal Money Market
 Fund, Inc..................................             .50      $787
Dreyfus New Leaders Fund, Inc...............             .75      $356
Dreyfus New York Insured Tax Exempt Bond
 Fund.......................................             .60      $173
Dreyfus New York Municipal Cash Management..             .20      $126
Dreyfus New York Municipal Income, Inc......             .70++    $37
Dreyfus New York Tax Exempt Bond Fund, Inc..             .60      $  1.9 billion
Dreyfus New York Tax Exempt Intermediate
 Bond Fund..................................             .60      $390
Dreyfus New York Tax Exempt Money Market
 Fund.......................................             .50      $348
Dreyfus Ohio Municipal Money Market Fund,
 Inc........................................             .50      $ 71
Dreyfus 100% U.S. Treasury Intermediate Term
 Fund.......................................             .60      $223
Dreyfus 100% U.S. Treasury Long Term Fund...             .60      $161
Dreyfus 100% U.S. Treasury Money Market
 Fund.......................................             .50      $  1.7 billion
Dreyfus 100% U.S. Treasury Short Term Fund..             .50      $177
Dreyfus Pennsylvania Intermediate Municipal
 Bond Fund..................................             .60      $ 16
Dreyfus Pennsylvania Municipal Money Market
 Fund.......................................             .50      $138
Dreyfus Short-Intermediate Government Fund..             .50      $537
Dreyfus Short-Intermediate Municipal Bond
 Fund.......................................             .50      $572
Dreyfus Short-Term Income Fund, Inc.........             .50      $290
The Dreyfus Socially Responsible Growth
 Fund, Inc..................................          ******      $  4
Dreyfus Strategic Governments Income, Inc...             .70++    $155
Dreyfus Strategic Growth, L.P...............             .75      $ 58
Dreyfus Strategic Income....................             .60      $351
Dreyfus Strategic Investing.................             .75      $305
Dreyfus Strategic Municipal Bond Fund, Inc..             .50++    $421
Dreyfus Strategic Municipals, Inc...........             .75++    $544
Dreyfus Tax Exempt Cash Management..........             .20      $  1.7 billion
The Dreyfus Third Century Fund, Inc.........         *******      $400
Dreyfus Treasury Cash Management............             .20      $  2.0 billion
Dreyfus Treasury Prime Cash Management......             .20      $  4.0 billion
Dreyfus Variable Investment Fund............        ********      $ 96
Dreyfus Worldwide Dollar Money Market Fund,
 Inc........................................             .50      $  2.9 billion
General California Municipal Bond Fund,
 Inc........................................             .60      $352
General California Municipal Money Market
 Fund.......................................             .50      $738
General Government Securities Money Market
 Fund, Inc..................................             .50      $515
General Money Market Fund, Inc..............             .50      $560
General Municipal Bond Fund, Inc............             .55      $  1.0 billion
General Municipal Money Market Fund, Inc....             .50      $351
General New York Municipal Bond Fund, Inc...             .60      $335
General New York Municipal Money Market
 Fund.......................................             .50      $668
Premier California Municipal Bond Fund......             .55      $236
Premier Global Investing....................             .50      $147
Premier GNMA Fund...........................             .55      $212
Premier Growth Fund, Inc....................             .75      $ 14
Premier Insured Municipal Bond Fund.........             .55      $  3
Premier Municipal Bond Fund.................             .55      $641
Premier New York Municipal Bond Fund........             .55      $217
Premier State Municipal Bond Fund...........             .55      $  2.5 billion
Comstock Partners Strategy Fund, Inc........       *********      $557

- - -------
+      Except where indicated.
++     As a percentage of average weekly net assets.
+++ Pursuant to a settlement of litigation, payments will be made by Dreyfus to the Fund each year until October 14, 1998 based upon the average daily net assets of the Fund, as follows: $90,000, if such assets are between $1 billion and $2 billion; $200,000, if such assets are between $2 billion and $3.5 billion; $350,000, if such assets are between $3.5 billion and $5 billion; $550,000, if such assets are between $5 billion and $7.5 billion; $775,000, if such assets are between $7.5 billion and $10 billion; and $1,000,000, if such assets exceed $10 billion.
* .44 of 1% of the first $25 million of average daily net assets, .37 of 1% of the next $50 million of such assets, .33 of 1% of the next $125 million of such assets, .29 of 1% of the next $100 million of such assets and .275 of 1% of such assets over $300 million.
** .50 of 1% of average daily net assets of the Money Market Series, .60 of 1% of average daily net assets of the Bond Series; and .60 of 1% of average daily net assets of the Intermediate Bond Series.
*** .60 of 1% of the first $25 million of average daily net assets, .50 of 1% of the next $50 million of such assets, .45 of 1% of the next $125 million of such assets, .40 of 1% of the next $100 million of such assets and .375 of 1% of such assets over $300 million.
**** .65 of 1% of the first $1.5 billion of average daily net assets, .625 of 1% of the next $500 million of such assets, .60 of 1% of the next $500 million of such assets and .55 of 1% of such assets over $2.5 billion.
***** .50 of 1% of the first $1.5 billion of average daily net assets, .48 of 1% of the next $500 million of such assets, .47 of 1% of the next $500 million of such assets and .45 of 1% of such assets over $2.5 billion.
****** .65 of 1% of the first $200 million of average daily net assets, .55 of 1% of the next $100 million of such assets and .375 of 1% of such assets over $300 million.
******* .65 of 1% of the first $200 million of average daily net assets, .40 of 1% of the next $100 million of such assets and .375 of 1% of such assets over $300 million.
******** .50 of 1% of average daily net assets of the Money Market Portfolio;
         .65 of 1% of average daily net assets of the Quality Bond Portfolio; .45 of 1% of average daily net assets of the Zero Coupon 2000 Portfolio; .75 of 1% of average daily net assets of the Small Cap Portfolio; .375 of 1% of average daily net assets of the Managed Assets Portfolio; .75 of 1% of average daily net assets of the Growth and Income Portfolio; and .75 of 1% of average daily net assets of the International Equity Portfolio.
********* The Fund's investment adviser, not the Fund, pays Dreyfus a monthly sub-investment advisory fee at the annual rate of .15 of 1% of the Fund's average daily net assets.

                                    Part II

  Dreyfus serves as administrator and DSC serves as distributor where indicated for the investment companies listed below, the approximate net assets of which as of May 4, 1994 and the fees payable by each (expressed as a percentage of the average daily net assets) also are listed below. The administration fee structures for each of these Funds will remain the same.

                                                    FEE AS A %    APPROXIMATE
                                                   OF AVG. DAILY   NET ASSETS
NAME OF FUND                                        NET ASSETS   (IN MILLIONS)+
- - ------------                                       ------------- --------------
Dreyfus Edison Electric Index Fund, Inc...........      .15      $ 89
Dreyfus Stock Index Fund..........................      .15      $ 70
Dreyfus-Wilshire Target Funds, Inc................      .20      $ 52
First Prairie Cash Management++...................      +++      $268
First Prairie Diversified Asset Fund++............      .30      $ 50
First Prairie Money Market Fund++.................      +++      $257
First Prairie Municipal Money Market Fund++.......      +++      $197
First Prairie Municipal Bond Fund++...............      .20      $ 36
First Prairie U.S. Government Income Fund++.......      +++      $  5
First Prairie U.S. Treasury Securities Cash Man-
 agement++........................................      +++      $428
Pacific American Fund.............................      .20      $  1.3 billion
Peoples Index Fund, Inc...........................      .20      $285
Peoples S&P MidCap Index Fund, Inc................      .30      $ 75

- - -------
+  Except where indicated.
++ Members of the First Prairie Family.
+++ Fee payable by the Fund's investment adviser or manager, not the Fund. In all other cases, fees are payable by the relevant Fund.

  THESE FINANCIAL STATEMENTS ARE NOT STATEMENTS OF THE FUND IN WHICH YOU HAVE AN INVESTMENT, BUT ARE STATEMENTS OF THE DREYFUS CORPORATION WHICH ARE REQUIRED BY THE SEC TO BE INCLUDED HEREIN.

                                                                       EXHIBIT B

  THE DREYFUS CORPORATION AND SUBSIDIARY COMPANIES CONSOLIDATED BALANCE SHEET

                                (000'S OMITTED)

                                                               December 31, 1993


                               ASSETS
Cash and cash equivalents--primarily shares of sponsored money mar-
 ket investment companies........................................... $  301,277
Receivables:
  For management, investment advisory and administrative fees.......     23,114
  From brokers and dealers..........................................     12,745
  Interest, dividends and other receivables.........................     14,255
                                                                     ----------
    Total Receivables...............................................     50,114
                                                                     ----------
Investments in marketable securities--Notes 1 and 2:
  Marketable equity securities--including $9,026 pledged as collat-
   eral in connection with securities transactions..................    183,968
  Other marketable securities--principally at cost, which approxi-
   mates market.....................................................    147,763
                                                                     ----------
    Total Investments in marketable securities......................    331,731
                                                                     ----------
Other investments (fair value--$175,862)--Notes 1 and 2.............    133,923
Fixed assets--at cost, less accumulated depreciation and amortiza-
 tion--Note 3.......................................................     62,643
Other assets, including prepaid and deferred charges of $20,026--
 Note 4.............................................................     34,900
                                                                     ----------
    TOTAL ASSETS.................................................... $  914,588
                                                                     ==========
                LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
  Short positions in marketable equity securities--Notes 1 and 2.... $    7,915
  Due to brokers and dealers........................................        386
  Banking customer deposits (fair value--$26,525)--Note 1...........     26,519
  Taxes payable.....................................................      4,318
  Accrued compensation and benefits.................................     17,756
  Sundry liabilities and accrued expenses...........................     33,105
                                                                     ----------
    TOTAL LIABILITIES...............................................     89,999
                                                                     ----------
STOCKHOLDERS' EQUITY--NOTES 2, 5 AND 6:
  Common stock--par value $.10 per share (50,000 shares authorized),
   shares issued--44,973............................................      4,497
  Additional paid-in capital........................................    279,576
  Retained earnings.................................................    731,188
                                                                     ----------
                                                                      1,015,261
Less:
  Treasury stock--at cost, 8,417 shares.............................    190,524
  Notes receivable for common stock issued..........................        148
                                                                     ----------
    TOTAL STOCKHOLDERS' EQUITY......................................    824,589
                                                                     ----------
COMMITMENTS, CONTINGENCIES AND OTHER MATTERS--NOTES 6, 7, 8, 9 AND
 10
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY...................... $  914,588
                                                                     ==========

                    See notes to consolidated balance sheet.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

NATURE OF BUSINESS:

  The Dreyfus Corporation ("Corporation") and Subsidiary Companies comprise a financial service organization whose primary business consists of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies and as an investment adviser to other accounts. In addition, the Corporation is the sub-investment adviser and/or administrator of several investment companies sponsored by others.

PRINCIPLES OF CONSOLIDATION:

  The consolidated balance sheet includes the accounts of the Corporation and its subsidiaries. All significant intercompany accounts and transactions were eliminated in consolidation.

FAIR VALUE OF FINANCIAL INSTRUMENTS:

  The following methods and assumptions were used by the Corporation in estimating its fair value disclosures for financial instruments:

    Cash and cash equivalents: The carrying amount reported in the balance sheet for cash and cash equivalents approximates fair value.

    Marketable securities: The fair value of the Corporation's marketable securities portfolios are based on quoted market prices or dealer quotes.

    Other investments: The fair value of certain limited partnerships engaged in securities trading, which are accounted for at cost, is based on quoted market prices of the respective partnerships' underlying securities portfolios.

    Financial instruments with off-balance sheet risk: The fair value of the Corporation's financial instruments with off-balance sheet risk is based on quoted market prices or dealer quotes.

    Banking customer deposits: The fair value of fixed-maturity certificates of deposit are estimated using a discounted cash flow calculation that applies interest rates currently offered for deposits of similar remaining maturities to a schedule of aggregated expected monthly maturities on time deposits. The fair value for demand deposits, savings accounts and money market bank accounts are equal to the amounts payable on demand at the reporting date.

NOTE 2--INVESTMENTS:

MARKETABLE EQUITY SECURITIES:

  The Corporation, excluding Dreyfus Service Corporation ("Service Corporation"), carries its marketable equity securities portfolio at cost (long positions) or proceeds (short positions) if the portfolio has an aggregate net unrealized gain, or at market if the portfolio has an aggregate net unrealized loss. It is the Corporation's policy to charge aggregate net unrealized losses on the marketable equity securities portfolio to Stockholders' Equity; aggregate net unrealized gains on the marketable equity securities portfolio are not recognized, except to the extent of aggregate net unrealized losses previously recognized. The Corporation engages in short selling which obligates the Corporation to replace the security borrowed by purchasing the identical security at its then current market value. Service Corporation, a wholly-owned broker-dealer subsidiary of the Corporation, carries its securities at market value, in accordance with the practice in the brokerage industry.

  At December 31, 1993, the Corporation's marketable equity securities portfolio had an aggregate net unrealized gain amounting to $6 million. Gross unrealized gains and losses on such securities amounted to $10.8 million and $4.8 million, respectively. The Corporation's aggregate long positions in the marketable equity securities portfolio were carried at cost of $184 million (fair value--$190.1 million) and the aggregate short positions in the marketable equity securities portfolio were carried at proceeds of $7.9 million (fair value--$8 million).

OTHER MARKETABLE SECURITIES:

  The Corporation (excluding Service Corporation) carries its other marketable securities, consisting primarily of Municipal and U.S. Government obligations, at cost. In addition, the Corporation carries its investments in options to purchase certain securities, designated as trading securities, at market; net unrealized gains and losses thereon are included in operations.

OTHER INVESTMENTS:

  Other investments consist of investments in non-readily marketable limited partnerships and non-readily marketable securities.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK:

  The Corporation is a party to financial instruments with off-balance sheet risk. These financial instruments include futures contracts, forward contracts and options written. The Corporation enters into these transactions as part of its trading activities, as well as to reduce its own exposure to market risk in connection with its positions in certain sponsored index funds.

  Off-balance sheet financial instruments and commodity futures contracts involve varying degrees of market and credit risk that exceed the amounts recognized on the balance sheet. The estimated fair values for such financial instruments and commodity futures contracts with contract or notional principal amounts that exceed the amount of credit risk at December 31, 1993 are summarized below (000's omitted):

                                              CONTRACT OR NOTIONAL FAIR VALUE OF
                                                PRINCIPAL AMOUNT     CONTRACTS
                                              -------------------- -------------
Long Positions in aluminum and oil commodity
 futures, Feb. and Mar. 1994................         $6,603            $  13
Short Positions in Japanese yen forward con-
 tracts, Feb. 1994..........................         10,011              219
Short Positions in S&P Index futures con-
 tracts, Mar. 1994..........................          5,835               (2)
S&P Index, option contracts written.........            178             (241)

  Futures and forward contracts represent future commitments to purchase or sell a specified instrument at a specified price and date. Futures contracts are standardized and are traded on regulated exchanges, while forward contracts are traded in over-the-counter markets and generally do not have standardized terms. The Corporation uses futures and forward contracts in connection with its trading activities.

  For instruments that are traded on a regulated exchange, the exchange assumes the credit risk that a counter party will not settle and generally requires a margin deposit of cash or securities as collateral to minimize potential credit risk. Credit risk associated with futures and forward contracts is limited to the estimated aggregate replacement cost of those futures and forward contracts in a gain position and was not material at December 31, 1993. Credit risk related to futures contracts is substantially mitigated by daily cash settlements with the exchanges for the net change in futures contract value. Market risk arises from movements in securities values, foreign exchange rates and interest rates.

  Option contracts grant the contract "purchaser" the right, but not the obligation, to purchase or sell a specified amount of a financial instrument during a specified period at a predetermined price. The Corporation acts as both "purchaser" and "seller" of option contracts, which are used in reducing exposure to market risk in connection with its positions in certain sponsored index funds. Market risk arises from changes in market value of contractual positions due to movements in underlying securities or stock indices. The Corporation limits its exposure to market risk by entering into hedge positions. Credit risk relates to the ability of the Corporation's counter party to meet its settlement obligations under the contract and generally is limited to the estimated aggregate replacement cost of those contracts in a gain position and was not material at December 31, 1993.

ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES:

  In May 1993, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities", which is effective for investments held as of or acquired after January 1, 1994. In the first quarter of 1994, the Corporation intends to adopt the provisions of the new standard, which are not expected to have a material impact on the results of operations or financial condition of the Corporation.

NOTE 3--FIXED ASSETS:

  The Corporation and its subsidiaries provide for depreciation on fixed assets (including licensed and certain internally developed computer software) based on the estimated useful life of the assets, using the straight line method. Amortization of leasehold improvements is computed over the respective terms of the leases.

  The major classifications of fixed assets were as follows at December 31, 1993 (000's omitted):

      Furniture, fixtures and equipment................................ $ 50,568
      Leasehold improvements...........................................   30,695
      Licensed and certain internally developed computer software......   11,375
      Premises.........................................................    7,590
                                                                        --------
                                                                         100,228
      Less--accumulated depreciation and amortization..................   37,585
                                                                        --------
                                                                        $ 62,643
                                                                        ========

NOTE 4--DEFERRED SALES COMMISSIONS:

  During 1993, certain funds sponsored by the Corporation began offering multiple classes of shares. These funds offer Class A shares, which are sold with a sales charge imposed at the time of purchase, and Class B shares which are subject to a contingent deferred sales charge imposed on redemptions made within a specified period. Class B shares are also subject to an annual distribution fee payable to Service Corporation pursuant to a distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 ("Rule 12b-1 Plan"). Sales commissions paid by Service Corporation to broker/dealers for selling Class B shares are capitalized by Service Corporation and amortized to operations over six years. This amortization period approximates the period of time during which the sales commissions paid to broker/dealers are expected to be recovered from the funds through the payments made pursuant to the funds' Rule 12b-1 Plans. Contingent deferred sales charges, when received by Service Corporation, reduce unamortized deferred sales commissions. At December 31, 1993, deferred sales commissions included in Other assets amounted to $14.2 million (net of amortization of $1.2 million).

NOTE 5--STOCKHOLDERS' EQUITY:

  At December 31, 1993, Additional paid-in capital and Retained earnings were not available for payment of dividends to the extent of $196.6 million, substantially representing the cost of treasury stock and required capital for the Corporation's regulated subsidiaries.

  Pursuant to the merger agreement (see Note 9), the Corporation may not declare dividends, other than the regular quarterly dividend of $.19 per share, and may not purchase any additional treasury shares.

  On January 19, 1994, the Board of Directors of the Corporation declared a first quarter dividend of $.19 per share, payable on February 16, 1994 to stockholders of record at the close of business on February 7, 1994.

NOTE 6--STOCK PLANS AND CONTINGENT BENEFIT PLAN:

1989 NON-QUALIFIED STOCK OPTION PLAN:

  In 1989, the stockholders of the Corporation approved the 1989 Non-Qualified Stock Option Plan (the "Plan") of the Corporation. The Plan authorizes the Corporation to grant Options to purchase up to 1.8 million shares of common stock to key employees and key consultants who render services to the Corporation, at a price of not less than 95% of the price of the Corporation's common stock on the New York Stock Exchange on the day the Option is granted. The Plan provides generally that no Option shall be exercisable within two years nor more than ten years from the date of grant. Shares acquired upon exercise of Options will be registered under the Securities Act of 1933 and may be resold pursuant to such registration.

  The following table summarizes the 1989 Non-Qualified Stock Option Plan activity in 1993 (000's omitted):

      Outstanding at beginning of year................................... 1,388
      Exercised during the year..........................................    (6)
      Forfeited during the year..........................................    (8)
      Granted during the year............................................    50
                                                                          -----
      Outstanding at end of year......................................... 1,424
                                                                          =====

  Such options may be exercised at prices ranging from $24.06 to $41.63.

  At December 31, 1993, 603,000 of such Options were exercisable. The remaining options are exercisable as follows: 344,500 in 1994, 332,000 in 1995, 119,500 in 1996 and 12,500 in 1997 and 1998.

INCENTIVE STOCK OPTION PLAN:

  In 1982, the stockholders of the Corporation approved a plan under which Incentive Stock Options may be granted to the Corporation's key executives allowing them to purchase up to 1.5 million shares of common stock of the Corporation. Under the plan, Options were granted for the purchase of either Book Value Shares or Market Shares. The plan provides that no Option shall be exercisable within one year, nor more than ten years, from the date of grant. The plan expired in 1992, and no new Options may be granted under the plan, although existing unexercised Options will continue in accordance with their terms. No Market Shares are outstanding.

  Book Value Shares must be acquired from and sold back to the Corporation at the book value (as defined in the plan) of the Corporation's Common Stock.

  The plan also provides for compensation (included in Accrued Compensation and Benefits) to recipients of Options in amounts equal to any cash dividends declared by the Corporation during the period following the grant of an Option up to the date of its exercise.

  Additional information with respect to Incentive Stock Options is as follows for 1993 (000's omitted):

      Outstanding at beginning of year..................................... 352
      Exercised during the year*........................................... (21)
                                                                            ---
      Outstanding at end of year........................................... 331
                                                                            ===

- - -------
* Exercised for an aggregate of $319,000.

  In connection with the exercise of the Options, the Corporation received interest bearing notes payable over a maximum of 15 years. The balance of such notes at December 31, 1993 was $148,000. During 1993, the Corporation repurchased 29,000 shares issued under the plan, for an aggregate of $500,000.

  At December 31, 1993 Options to purchase 186,000 Book Value Shares were exercisable. The remaining Options to purchase Book Value Shares are exercisable as follows: 26,700 per year from 1994 to 1997 and 19,000 in each of 1998 and 1999. Such Options to purchase Book Value Shares may be exercised at prices ranging from $4.22 to $15.69. If the Corporation had been obligated to repurchase the Book Value Shares issued and outstanding and also the Book Value Shares related to exercisable Options under the plan at December 31, 1993, the net amount payable would have been approximately $3.4 million.

OPTIONAL INCENTIVE PAYMENT PLAN:

  In 1986, the Corporation's Board of Directors approved an Optional Incentive Payment Plan (the "Plan") pursuant to which individuals who have previously exercised Stock Purchase Rights ("Rights") and Incentive Stock Options ("Options") (see above) could sell the shares related to such rights and Options back to the Corporation pursuant to the provisions of those respective plans, and in turn receive an equal number of units. Pursuant to the terms of the Plan, quarterly payments are made on each unit held in amounts equal to the quarterly after tax earnings per share of the Corporation and such amounts are charged to operations.

  The activity in Plan units was as follows for 1993 (000's omitted):

      Outstanding at beginning of year................................... 1,915
      Issued in connection with Options..................................    29
      Forfeited during the year..........................................   (15)
                                                                          -----
      Outstanding at end of year......................................... 1,929
                                                                          =====

CONTINGENT BENEFIT PLAN:

  In 1984 a Contingent Benefit Plan (the "Plan") was approved which provides for specified benefit payments to designated key employees of the Corporation in the event of a change of control of the Corporation, as defined in the Plan, and should their employment terminate during a specified period after such change of control (see Note 9).

NOTE 7--EMPLOYEES' BENEFIT PLANS:

  The employees of the Corporation and certain of its subsidiaries are covered by a Retirement Profit-Sharing Plan and a related Deferred Compensation Plan. In general, the Retirement Profit-Sharing Plan provides for the payment of death, disability and retirement benefits to employees or their beneficiaries in amounts equal to the value of their proportionate interests in the plan.

  The Corporation has a defined benefit pension plan which covers employees of the Corporation and certain of its subsidiaries. The costs to the Corporation and the pension plan assets and liabilities are not material.

NOTE 8--LEASES:

  Future minimum payments, by year and in the aggregate, under noncancelable operating leases (premises) with initial or remaining terms of one or more years, were as follows at December 31, 1993 (000's omitted):

      1994........................................................... $ 13,827
      1995...........................................................   14,523
      1996...........................................................   14,589
      1997...........................................................   14,682
      1998...........................................................   13,316
      1999-2005......................................................   79,406
                                                                      --------
      Total net minimum lease payments............................... $150,343*
                                                                      ========

- - -------
* There are no rental commitments beyond 2005.

NOTE 9--MERGER WITH MELLON BANK CORPORATION:

  On December 5, 1993, the Corporation entered into an Agreement and Plan of Merger providing for the merger of the Corporation with a subsidiary of Mellon Bank Corporation ("Mellon"). Under the terms of the agreement, the Corporation's stockholders will be entitled to receive .88017 shares of Mellon Common Stock for each share of the Corporation's Common Stock, in a tax-free exchange. Following the merger, it is planned that the Corporation will be a direct subsidiary of Mellon Bank, N.A. Closing of the merger is subject to a number of contingencies, including the receipt of certain regulatory approvals, the approvals of the stockholders of the Corporation and Mellon, and approvals of the Boards of Directors and shareholders of the mutual funds advised or administered by the Corporation. The merger is expected to occur in mid-1994, but could occur later. The merger agreement provides for the Corporation to pay Mellon $50 million, should the Corporation, among other matters, engage in certain business combination transactions specified in the agreement, with any person other than Mellon, or under certain other defined circumstances. Costs incurred in connection with the merger, including payments related to the Contingent Benefit Plan (see Note 6), will be charged against operations of the merged entities.

NOTE 10--LITIGATION:

  Subsequent to the announcement of the proposed merger with Mellon (see Note
9), public shareholders of the Corporation commenced six purported class action suits in the Supreme Court of the State of New York, County of New York, naming the Corporation, Mellon and the individual directors of the Corporation as defendants, with respect to the transactions contemplated by the Agreement and Plan of Merger with Mellon. The Corporation believes that these complaints lack merit and intends to defend them vigorously.

  On December 22, 1993, six shareholders of mutual funds of which the Corporation is the adviser ("Dreyfus-managed mutual funds") filed an application with the U.S. Securities and Exchange Commission (the "SEC") for a statutory determination that the "non-interested" directors of the individual Dreyfus-managed mutual funds are "interested" directors within the meaning of the Investment Company Act of 1940, thereby prohibiting them from voting on each of the fund's advisory contracts and other related matters in connection with the merger with Mellon (the "Application"). The non-interested directors have opposed the Application. Counsel for the non-interested directors has advised the Corporation that the Application lacks merit.

                            REPORT OF ERNST & YOUNG,
                              INDEPENDENT AUDITORS

Stockholders and Board of Directors
The Dreyfus Corporation

  We have audited the accompanying consolidated balance sheet of The Dreyfus Corporation and Subsidiary Companies as of December 31, 1993. This consolidated balance sheet is the responsibility of the Corporation's management. Our responsibility is to express an opinion on this consolidated balance sheet based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated balance sheet presentation. We believe that our audit of the consolidated balance sheet provides a reasonable basis for our opinion.

  In our opinion, the consolidated balance sheet referred to above presents fairly, in all material respects, the consolidated financial position of The Dreyfus Corporation and Subsidiary Companies at December 31, 1993, in conformity with generally accepted accounting principles.

                                      Ernst & Young

New York, New York
January 27, 1994

                                                                       EXHIBIT C

PART (A)(1) OF PROPOSAL 13 OF THE PROXY STATEMENT IS APPLICABLE TO THE FOLLOWING NON-MONEY MARKET FUNDS:

  Dreyfus A Bonds Plus, Inc.
  Dreyfus California Intermediate Municipal Bond Fund
  Dreyfus California Municipal Income, Inc./1/
  Dreyfus California Tax Exempt Bond Fund, Inc.
  Dreyfus Capital Growth Fund (A Premier Fund)
  Dreyfus Connecticut Intermediate Municipal Bond Fund
  Dreyfus Florida Intermediate Municipal Bond Fund
  The Dreyfus Fund Incorporated
  Dreyfus GNMA Fund, Inc.
  Dreyfus Growth Opportunity Fund, Inc.
  Dreyfus Insured Municipal Bond Fund, Inc.
  Dreyfus Intermediate Municipal Bond Fund, Inc.
  Dreyfus Municipal Income, Inc./1/
  Dreyfus Massachusetts Intermediate Municipal Bond Fund
  Dreyfus Massachusetts Tax Exempt Bond Fund
  Dreyfus Municipal Bond Fund, Inc.
  Dreyfus New Jersey Intermediate Municipal Bond Fund
  Dreyfus New Jersey Municipal Bond Fund, Inc.
  Dreyfus New Leaders Fund, Inc.
  Dreyfus New York Insured Tax Exempt Bond Fund
  Dreyfus New York Municipal Income, Inc./1/
  Dreyfus New York Tax Exempt Bond Fund, Inc.
  Dreyfus New York Tax Exempt Intermediate Bond Fund
  Dreyfus Short-Intermediate Government Fund
  Dreyfus Short-Intermediate Municipal Bond Fund
  The Dreyfus Socially Responsible Growth Fund, Inc.
  Dreyfus Strategic Governments Income, Inc.
  Dreyfus Strategic Income
  Dreyfus Strategic Investing
  Dreyfus Strategic Municipals, Inc.
  Dreyfus Strategic Municipal Bond Fund, Inc./1/
  The Dreyfus Third Century Fund, Inc.
  Dreyfus Variable Investment Fund (all Series, except the Money Market
   Portfolio, Growth and Income Portfolio and International Equity Portfolio) Dreyfus 100% U.S. Treasury Intermediate Term Fund
  Dreyfus 100% U.S. Treasury Long Term Fund
  Dreyfus 100% U.S. Treasury Short Term Fund
  General California Municipal Bond Fund, Inc.
  General Municipal Bond Fund, Inc.
  General New York Municipal Bond Fund, Inc.
  Premier California Municipal Bond Fund
  Premier GNMA Fund
  Premier Insured Municipal Bond Fund
  Premier Municipal Bond Fund
  Premier New York Municipal Bond Fund
  Premier State Municipal Bond Fund (all Series)
- - -------
/1/This closed-end Fund is referred to in Part (a)(1) of Proposal 13 of the Proxy Statement.

PART (B) OF PROPOSAL 13 OF THE PROXY STATEMENT IS APPLICABLE TO THE FOLLOWING
FUNDS:

  Dreyfus A Bonds Plus, Inc.
  Dreyfus California Intermediate Municipal Bond Fund
  Dreyfus California Municipal Bond Fund, Inc.
  Dreyfus California Tax Exempt Money Market Fund
  Dreyfus Capital Growth Fund (A Premier Fund)
  Dreyfus Cash Management
  Dreyfus Cash Management Plus, Inc.
  Dreyfus Connecticut Intermediate Municipal Bond Fund
  Dreyfus Florida Intermediate Municipal Bond Fund
  The Dreyfus Fund Incorporated
  Dreyfus GNMA Fund, Inc.
  Dreyfus Government Cash Management
  Dreyfus Growth Opportunity Fund, Inc.
  Dreyfus Insured Municipal Bond Fund, Inc.
  Dreyfus Intermediate Municipal Bond Fund, Inc.
  Dreyfus Massachusetts Intermediate Municipal Bond Fund
  Dreyfus Massachusetts Tax Exempt Bond Fund
  Dreyfus Municipal Bond Fund, Inc.
  Dreyfus New Jersey Intermediate Municipal Bond Fund
  Dreyfus New Jersey Municipal Bond Fund, Inc.
  Dreyfus New Leaders Fund, Inc.
  Dreyfus New York Insured Tax Exempt Bond Fund
  Dreyfus New York Tax Exempt Bond Fund, Inc.
  Dreyfus New York Tax Exempt Intermediate Bond Fund
  Dreyfus New York Tax Exempt Money Market Fund
  Dreyfus 100% U.S. Treasury Intermediate Term Fund
  Dreyfus 100% U.S. Treasury Long Term Fund
  Dreyfus 100% U.S. Treasury Short Term Fund
  Dreyfus Short-Intermediate Government Fund
  Dreyfus Short-Intermediate Municipal Bond Fund
  The Dreyfus Socially Responsible Growth Fund, Inc.
  Dreyfus Tax Exempt Cash Management
  The Dreyfus Third Century Fund, Inc.
  Dreyfus Treasury Cash Management
  Dreyfus Treasury Prime Cash Management
  Dreyfus Variable Investment Fund (all Series, except Growth and Income
   Portfolio and International Equity Portfolio)
  General California Municipal Bond Fund, Inc.
  General California Municipal Money Market Fund
  General Government Securities Money Market Fund, Inc.
  General New York Municipal Money Market Fund
  Premier California Municipal Bond Fund
  Premier GNMA Fund
  Premier Municipal Bond Fund
  Premier New York Municipal Bond Fund
  Premier State Municipal Bond Fund (all Series)

PART (C) OF PROPOSAL 13 OF THE PROXY STATEMENT IS APPLICABLE TO THE FOLLOWING
FUNDS:

  Comstock Partners Strategy Fund, Inc.
  Dreyfus A Bonds Plus, Inc.
  Dreyfus BASIC Municipal Fund (Money Market Series)
  Dreyfus California Tax Exempt Money Market Fund
  Dreyfus Cash Management
  Dreyfus Cash Management Plus, Inc.
  Dreyfus Connecticut Municipal Money Market Fund, Inc.
  The Dreyfus Fund Incorporated
  Dreyfus GNMA Fund, Inc.
  Dreyfus Government Cash Management
  Dreyfus Institutional Money Market Fund
  Dreyfus Liquid Assets, Inc.
  Dreyfus Michigan Municipal Money Market Fund, Inc.
  Dreyfus Money Market Instruments, Inc.
  Dreyfus Municipal Cash Management Plus, Inc.
  Dreyfus Municipal Money Market Fund, Inc.
  Dreyfus New Jersey Municipal Money Market Fund, Inc.
  Dreyfus New Leaders Fund, Inc.
  Dreyfus New York Tax Exempt Money Market Fund
  Dreyfus New York Municipal Cash Management
  Dreyfus Pennsylvania Municipal Money Market Fund
  Dreyfus Short-Intermediate Government Fund
  The Dreyfus Socially Responsible Growth Fund, Inc.
  Dreyfus Tax Exempt Cash Management
  The Dreyfus Third Century Fund, Inc.
  Dreyfus Treasury Cash Management
  Dreyfus Treasury Prime Cash Management
  Dreyfus Variable Investment Fund (all Series, except Growth and Income
   Portfolio and International Equity Portfolio)
  Dreyfus Worldwide Dollar Money Market Fund, Inc.
  General California Municipal Bond Fund, Inc.
  General California Municipal Money Market Fund
  General Government Securities Money Market Fund, Inc.
  General Money Market Fund, Inc.
  General Municipal Money Market Fund, Inc.
  General New York Municipal Money Market Fund
  Premier Global Investing

                           PREMIER GROWTH FUND, INC.

                                 FUND EXHIBIT

                                    PART A

1. PERTAINING TO THE MEETING

. Meeting Date: Wednesday, August 3, 1994

. Meeting Time: 3:00 p.m.

. Meeting Place: New York Marriott Marquis, 1535 Broadway, Westside South
  Center, 5th Floor, New York, New York

. Shares outstanding as of May 4, 1994: 472,201.380 Class A shares and
  563,539.353 Class B shares

2. PERTAINING TO ADVISORY ARRANGEMENTS WITH DREYFUS

. Date Board approved New Agreement: May 26, 1994

. Date initial stockholder approved Existing Agreement: June 1, 1993

. Date Board last approved Existing Agreement: March 24, 1993

. Date of Existing Agreement: March 24, 1993

. Investment advisory fee as a percentage of average daily net assets under Existing and New Agreements: .75%

. Investment advisory fee payable to Dreyfus for the period from July 15, 1993
  (commencement of operations) through October 31, 1993 (fiscal year end):
  $8,343

. Fee reduction for the period from July 15, 1993 (commencement of operations)
  through October 31, 1993 (fiscal year end) resulting from undertaking:
  $8,343

. Net investment advisory fee paid to Dreyfus for the period from July 15, 1993 (commencement of operations) through October 31, 1993 (fiscal year end): -0-

. Brokerage commissions paid during the period from July 15, 1993
  (commencement of operations) through October 31, 1993 (fiscal year end):
  $4,789

3. PERTAINING TO AUDITORS

. Date Board last approved Auditors: September 27, 1993

4. PERTAINING TO THE BOARD

. Number of Board, and where applicable committee, meetings held during the period from July 15, 1993 (commencement of operations) through October 31, 1993 (fiscal year end): 2

. Board members, if any, attending fewer than 75% of all Board and committee meetings held during the period from July 15, 1993 (commencement of operations) through October 31, 1993 (fiscal year end) during the period the Board member was in office: Howard Stein

. Rate at which Board members are paid (annual retainer/per meeting fee):
  $1,500/$250

. Total fees and expenses received by the Board members as a group for the period from July 15, 1993 (commencement of operations) through October 31, 1993 (fiscal year end): $5,750

5. PERTAINING TO 12B-1 PLANS

. The Fund is subject to a Type 2 Plan only with respect to its Class B shares.

. The amount the Fund paid, with respect to its Class B shares, under its 12b-
  1 Plan during the period from July 15, 1993 (commencement of operations) through October 31, 1993 (fiscal year end): -0-*

. Annual rate at which fees under the 12b-1 Plan are payable: .75%

. The amount the Fund paid under its Shareholder Services Plan during the period from July 15, 1993 (commencement of operations) through October 31, 1993 (fiscal year end): -0-*

6. PERTAINING TO SHARE OWNERSHIP OF PERSONS, IF ANY, KNOWN TO OWN AT LEAST 5% OF THE FUND'S OUTSTANDING VOTING SECURITIES AS OF MAY 4, 1994

                                                                     PERCENTAGE
                                                            NUMBER    OF SHARES
      NAME AND ADDRESS                                    OF SHARES  OUTSTANDING
      ----------------                                    ---------- -----------
                                                           CLASS A
                                                          ----------
      Fayez Sarofim & Co................................. 80,000.000    16.9%
      P.O. Box 52830
      Houston, TX 77052-2830
      The Dreyfus Corporation............................ 79,176.564    16.8%
      200 Park Avenue
      7th Floor
      New York, NY 10166-0799
                                                           CLASS B
                                                          ----------
      Kemper Clearing Corp............................... 32,334.000     5.7%
      as Custodian f/b/o
      Dr. Doris E. Anderson
      5556 Cranbrook Road
      Houston, TX 77056-1611

7. MISCELLANEOUS

. The Fund is a multi-adviser Fund.

. Name of sub-investment adviser: Fayez Sarofim & Co.

. Date of sub-investment advisory agreement: March 24, 1993

. Sub-investment advisory fee as a percentage of average daily net assets: .11 of 1% of the first $25 million of average daily net assets; .18 of 1% of the next $50 million of such assets; .22 of 1% of the next $125 million of such assets; .26 of 1% of the next $100 million of such assets; and .275 of 1% of such assets over $300 million. Dreyfus, and not the Fund, pays the sub-investment advisory fee.

. Sub-investment advisory fee payable for the period from July 15, 1993
  (commencement of operations) through October 31, 1993 (fiscal year end): -0-
  **

. Fee reduction for the period from July 15, 1993 (commencement of operations) through October 31, 1993 (fiscal year end) resulting from undertaking: N/A**

. Net sub-investment advisory fee paid to sub-investment adviser for the period from July 15, 1993 (commencement of operations) through October 31, 1993 (fiscal year end): -0-**

. The sub-investment adviser provides day-to-day management of the Fund's portfolio.

. For purposes of the section of the Proxy Statement entitled "Proposal 1--
  Portfolio Transactions," the Fund is an Equity Fund.

- - -------
* Dreyfus Service Corporation waived receipt of $2,243 payable pursuant to the Fund's 12b-1 Plan and waived receipt of $2,033 (Class A) and $748 (Class B) payable pursuant to the Fund's Shareholder Services Plan.
**Fayez Sarofim & Co. is currently waiving its sub-investment advisory fee.

                                     PART B

  This Exhibit sets forth information relevant to the election of the Nominees (except as noted) for the following Funds:

  Dreyfus Appreciation Fund, Inc. ("DAF")
  General California Municipal Bond Fund, Inc. ("GCMB")
  General California Municipal Money Market Fund ("GCMMM")
  General Government Securities Money Market Fund, Inc. ("GGSMM")
  General Money Market Fund, Inc. ("GMM")
  General Municipal Bond Fund, Inc. ("GMB")
  General Municipal Money Market Fund, Inc. ("GMMM")
  General New York Municipal Bond Fund, Inc. ("GNYMB")
  General New York Municipal Money Market Fund ("GNYMMM")
  Premier California Municipal Bond Fund ("PCMB")
  Premier GNMA Fund ("PGNMA")
  Premier Growth Fund, Inc. ("PGF")
  Premier Insured Municipal Bond Fund ("PIMB")
  Premier Municipal Bond Fund ("PMB")
  Premier New York Municipal Bond Fund ("PNYMB")
  Premier State Municipal Bond Fund ("PSMB")

                                                                   BOARD
          NAME, PRINCIPAL OCCUPATION AND BUSINESS                 MEMBER
              EXPERIENCE FOR PAST FIVE YEARS                AGE    SINCE
          ---------------------------------------           ---   ------
CLIFFORD L. ALEXANDER, JR.                                   60 DAF-1981
   President of Alexander & Associates, Inc., a management      GCMB-1989
   consulting firm. From 1977 to 1981, Mr. Alexander served     GCMMM-1986
   as Secretary of the Army and Chairman of the Board of        GGSMM-1982
   the Panama Canal Company and, from 1975 to 1977, he was      GMM-1981
   a member of the Washington, D.C. law firm of Verner,         GMB-1983
   Liipfert, Bernhard, McPherson and Alexander. He is a         GMMM-1982
   director of American Home Products Corporation, The Dun      GNYMB-1988
   & Bradstreet Corporation, Equitable Resources, Inc., a       GNYMMM-1986
   producer and distributor of natural gas and crude            PCMB-1986
   petroleum, MCI Communications Corporation and Mutual of      PGNMA-1986
   America Life Insurance Company, and of The Dreyfus Third     PGF-1993
   Century Fund, Inc. and The Dreyfus Socially Responsible      PIMB-1993
   Growth Fund, Inc. His address is 400 C Street, N.E.,         PMB-1986
   Washington, D.C. 20002.                                      PNYMB-1986
                                                                PSMB-1986
PEGGY C. DAVIS                                               51 DAF-1990
   Professor of Law, New York University School of Law.         GCMB-1990
   Professor Davis has been a member of the New York            GCMMM-1990
   University law faculty since 1983. Prior to that time,       GGSMM-1990
   she served for three years as a judge in the courts of       GMM-1990
   New York State; was engaged for eight years in the           GMB-1990
   practice of law, working in both corporate and non-          GMMM-1990
   profit sectors; and served for two years as a criminal       GNYMB-1990
   justice administrator in the government of the City of       GNYMMM-1990
   New York. She writes and teaches in the fields of            PCMB-1990
   evidence, constitutional theory, family law, social          PGNMA-1990
   sciences and the law, legal process and professional         PGF-1993
   methodology and training. Her address is c/o New York        PIMB-1993
   University School of Law, 249 Sullivan Street, New York,     PMB-1990
   New York 10012.                                              PNYMB-1990
                                                                PSMB-1990

                                                                       BOARD
           NAME, PRINCIPAL OCCUPATION AND BUSINESS                    MEMBER
                EXPERIENCE FOR PAST FIVE YEARS                  AGE    SINCE
           ---------------------------------------              ---   ------
/1/JOSEPH S. DIMARTINO--Only DAF, GGSMM, GMM, GMB, GMMM, PGNMA   50 DAF-1980
   and PGF.                                                         GGSMM-1982
   President and Investment Officer of GGSMM and GMM, Vice          GMM-1981
   President of GMB and GMMM and Investment Officer of DAF,         GMB-1982
   PGNMA and PGF. President, Chief Operating Officer and a          GMMM-1982
   director of Dreyfus, Executive Vice President and a              PGNMA-1986
   director of DSC and an officer, director or trustee of           PGF-1993
   other investment companies advised or administered by
   Dreyfus. He is also a director of Noel Group, Inc.,
   director and Corporate Member of The Muscular Dystrophy
   Association and a trustee of Bucknell University.
ERNEST KAFKA                                                     61 DAF-1981
   A physician engaged in private practice specializing in the      GCMB-1989
   psychoanalysis of adults and adolescents. Since 1981, he         GCMMM-1986
   has served as an Instructor at the New York Psychoanalytic       GGSMM-1982
   Institute and, prior thereto, held other teaching                GMM-1981
   positions. For more than the past five years, Dr. Kafka has      GMB-1983
   held numerous administrative positions and has published         GMMM-1982
   many articles on subjects in the field of psychoanalysis.        GNYMB-1988
   His address is 23 East 92nd Street, New York, New York           GNYMMM-1986
   10128.                                                           PCMB-1986
                                                                    PGNMA-1986
                                                                    PGF-1993
                                                                    PIMB-1993
                                                                    PMB-1986
                                                                    PNYMB-1986
                                                                    PSMB-1986
SAUL B. KLAMAN                                                   74 DAF-1985
   Chairman and Chief Executive Officer of SBK Associates,          GCMB-1989
   which provides research and consulting services to               GCMMM-1986
   financial institutions. Dr. Klaman was President of the          GGSMM-1985
   National Association of Mutual Savings Banks until November      GMM-1985
   1983, President of the National Council of Savings               GMB-1985
   Institutions until June 1985, Vice Chairman of Golembe           GMMM-1985
   Associates and BEI Golembe, Inc. until 1989 and Chairman         GNYMB-1988
   Emeritus of BEI Golembe, Inc. until November 1992. He also       GNYMMM-1986
   served as an Economist to the Board of Governors of the          PCMB-1986
   Federal Reserve System and on several Presidential               PGNMA-1986
   Commissions, and has held numerous consulting and advisory       PGF-1993
   positions in the fields of economics and housing finance.        PIMB-1993
   His address is 431-B Dedham Street, The Gables, Newton           PMB-1986
   Center, Massachusetts 02159.                                     PNYMB-1986
                                                                    PSMB-1986

                                                                     BOARD
          NAME, PRINCIPAL OCCUPATION AND BUSINESS                   MEMBER
               EXPERIENCE FOR PAST FIVE YEARS                 AGE    SINCE
          ---------------------------------------             ---   ------
NATHAN LEVENTHAL                                               51 DAF-1989
   President of Lincoln Center for the Performing Arts, Inc.      GCMB-1989
   Mr. Leventhal was Deputy Mayor for Operations of New York      GCMMM-1989
   City from September 1979 to March 1984 and Commissioner        GGSMM-1989
   of the Department of Housing Preservation and Development      GMM-1989
   of New York City from February 1978 to September 1979.         GMB-1989
   Mr. Leventhal was an associate and then a member of the        GMMM-1989
   New York law firm of Poletti Freidin Prashker Feldman and      GNYMB-1989
   Gartner from 1974 to 1978. He was Commissioner of Rent         GNYMMM-1989
   and Housing Maintenance for New York City from 1972 to         PCMB-1989
   1973. His address is 70 Lincoln Center Plaza, New York,        PGNMA-1989
   New York 10023-6583.                                           PGF-1993
                                                                  PIMB-1993
                                                                  PMB-1989
                                                                  PNYMB-1989
                                                                  PSMB-1989
/1/RICHARD J. MOYNIHAN--All Funds, except DAF, GGSMM, GMM,     59 GCMB-1989
   GMMM, PGNMA and PGF.                                           GCMMM-1986
   President and Investment Officer of each Fund, except          GMB-1983
   DAF, GGSMM, GMM, GMMM, PGNMA and PGF. An employee of           GNYMB-1988
   Dreyfus and an officer, director or trustee of other           GNYMMM-1986
   investment companies advised or administered by Dreyfus.       PCMB-1986
                                                                  PIMB-1993
                                                                  PMB-1986
                                                                  PNYMB-1986
                                                                  PSMB-1986
/1/HOWARD STEIN--Only DAF, GGSMM, GMM, GMMM and PGF.           67 DAF-1980
   President and Investment Officer of DAF and PGF. Chairman      GGSMM-1982
   of the Board and Chief Executive Officer of Dreyfus,           GMM-1981
   Chairman of the Board of DSC and an officer, director,         GMMM-1982
   general partner or trustee of other investment companies       PGF-1993
   advised or administered by Dreyfus.

- - -------
/1/  "Interested Person" as defined in the Act.

  In addition to the persons named as officers above, the Funds' executive officers are:

NAME AND POSITION WITH                 PRINCIPAL OCCUPATION AND BUSINESS
        FUNDS           AGE             EXPERIENCE FOR PAST FIVE YEARS
- - ----------------------  ---            ---------------------------------
A. PAUL DISDIER          38 An employee of Dreyfus and an officer of other
 Vice President and         investment companies advised and administered by
 Investment Officer of      Dreyfus.
 each Fund, except
 DAF, GGSMM, GMM,
 PGNMA and PGF.
THOMAS A. FRANK          52 An employee of Dreyfus and an officer of other
 Vice President and         investment companies advised and administered by
 Investment Officer of      Dreyfus.
 DAF and PGF.

 NAME AND POSITION WITH                  PRINCIPAL OCCUPATION AND BUSINESS
         FUNDS            AGE             EXPERIENCE FOR PAST FIVE YEARS
 ----------------------   ---            ---------------------------------
KAREN M. HAND              35 An employee of Dreyfus and an officer of other
 Vice President and           investment companies advised and administered by
 Investment Officer of        Dreyfus.
 each Fund, except DAF,
 GGSMM, GMM, PGNMA and
 PGF.
GARITT A. KONO             53 An employee of Dreyfus since September 1992 and an
 President and                officer of other investment companies advised and
 Investment Officer of        administered by Dreyfus. Prior thereto, Mr. Kono was
 PGNMA.                       with the First Boston Corporation for 15 years, where
                              he was Vice President of the Fixed Income area.
STEPHEN C. KRIS            40 An employee of Dreyfus and an officer of other
 Vice President and           investment companies advised and administered by
 Investment Officer of        Dreyfus.
 each Fund, except DAF,
 GGSMM, GMM, PGNMA and
 PGF.
PATRICIA A. LARKIN         33 An employee of Dreyfus and an officer of other
 Vice President and           investment companies advised and administered by
 Investment Officer of        Dreyfus.
 GGSMM and GMM.
JILL C. SHAFFRO            30 An employee of Dreyfus and an officer of other
 Vice President and           investment companies advised and administered by
 Investment Officer of        Dreyfus.
 each Fund, except DAF,
 GGSMM, GMM, PGNMA and
 PGF.
L. LAWRENCE TROUTMAN       47 An employee of Dreyfus and an officer of other
 Vice President and           investment companies advised and administered by
 Investment Officer of        Dreyfus.
 each Fund, except DAF,
 GGSMM, GMM, PGNMA and
 PGF.
SAMUEL J. WEINSTOCK        35 An employee of Dreyfus and an officer of other
 Vice President and           investment companies advised and administered by
 Investment Officer of        Dreyfus.
 each Fund, except DAF,
 GGSMM, GMM, PGNMA and
 PGF.
MONICA S. WIEBOLDT         44 An employee of Dreyfus and an officer of other
 Vice President and           investment companies advised and administered by
 Investment Officer of        Dreyfus.
 each Fund, except DAF,
 GGSMM, GMM, PGNMA and
 PGF.
ELIE M. GENADRY            49 Vice President--Institutional Sales of Dreyfus,
 Vice President of PIMB,      Executive Vice President of DSC and an officer of other
 PCMB, PMB and PNYMB.         investment companies advised and administered by
                              Dreyfus.
MARK N. JACOBS             48 Secretary and Deputy General Counsel of Dreyfus and an
 Vice President of GCMB;      officer of other investment companies advised or
 Secretary of each Fund,      administered by Dreyfus.
 except GCMB.

 NAME AND POSITION WITH                  PRINCIPAL OCCUPATION AND BUSINESS
         FUNDS            AGE             EXPERIENCE FOR PAST FIVE YEARS
 ----------------------   ---            ---------------------------------
DANIEL C. MACLEAN          51 Vice President and General Counsel of Dreyfus,
 Vice President of each       Secretary of DSC and an officer of other investment
 Fund, except GCMB;           companies advised or administered by Dreyfus.
 Secretary of GCMB.
JEFFREY N. NACHMAN         43 Vice President--Mutual Fund Accounting of Dreyfus and
 Vice President and           an officer of other investment companies advised or
 Treasurer of PGF and         administered by Dreyfus.
 PIMB; Vice President--
 Financial of each other
 Fund.
DONALD A. NANFELDT         55 Executive Vice President of DSC and an officer of other
 Vice President of PCMB,      investment companies advised and administered by
 PIMB, PMB and PNYMB.         Dreyfus.
JOHN J. PYBURN             58 Assistant Vice President of Dreyfus and an officer of
 Treasurer of each Fund,      other investment companies advised or administered by
 except PGF and PIMB.         Dreyfus.
ROBERT I. FRENKEL          39 Senior Assistant General Counsel of Dreyfus and an
 Assistant Secretary of       officer of other investment companies advised or
 GCMB.                        administered by Dreyfus.
ROBERT R. MULLERY          42 Assistant General Counsel of Dreyfus and an officer of
 Assistant Secretary of       other investment companies advised or administered by
 GCMMM, GNYMMM and            Dreyfus.
 PGNMA.
STEVEN F. NEWMAN           44 Associate General Counsel of Dreyfus and an officer of
 Assistant Secretary of       other investment companies advised or administered by
 each Fund, except GCMB       Dreyfus.
 and PGNMA.
CHRISTINE PAVALOS          61 Assistant Secretary of Dreyfus, DSC and other
 Assistant Secretary of       investment companies advised or administered by
 each Fund.                   Dreyfus.
PAUL R. CASTI, JR.         39 Senior Accounting Manager in the Fund Accounting
 Controller of GGSMM,         Department of Dreyfus and an officer of other
 GMM and PGF.                 investment companies advised or administered by
                              Dreyfus.
THOMAS J. DURANTE          33 Senior Accounting Manager in the Fund Accounting
 Controller of DAF.           Department of Dreyfus and an officer of other
                              investment companies advised or administered by
                              Dreyfus.
GREGORY S. GRUBER          35 Senior Accounting Manager in the Fund Accounting
 Controller of each           Department of Dreyfus and an officer of other
 Fund, except DAF,            investment companies advised or administered by
 GCMMM, GGSMM, GMM,           Dreyfus.
 GMMM, GNYMMM, PGNMA and
 PGF.

  NAME AND POSITION                   PRINCIPAL OCCUPATION AND BUSINESS
     WITH FUNDS        AGE             EXPERIENCE FOR PAST FIVE YEARS
  -----------------    ---            ---------------------------------
PAUL T. MOLLOY          37 Senior Accounting Manager in the Fund Accounting
 Controller of GCMMM,      Department of Dreyfus and an officer of other
 GMMM and GNYMMM.          investment companies advised or administered by
                           Dreyfus.
JAMES M. WINDELS        35 Senior Accounting Manager in the Fund Accounting
 Controller of PGNMA.      Department of Dreyfus and an officer of other
                           investment companies advised or administered by
                           Dreyfus.

  The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

  The following table presents certain information for each Fund regarding the beneficial ownership of its shares as of May 4, 1994 by each officer and Nominee of the Fund owning shares on such date. In each case, such amount constitutes less than 1% of the Fund's outstanding shares.

      NAME OF FUND                     NAME                              NUMBER OF SHARES
      ------------                     ----                              ----------------
      GMB                       A. Paul Disdier                                 81.761
      GMB                       Gregory S. Gruber                            1,104.938
      GNYMMM                    Elie M. Genadry                                 78.050
      GNYMMM                    Karen M. Hand                               10,665.620
      GNYMMM                    Stephen C. Kris                            199,400.270
      GNYMMM                    Monica S. Wieboldt                           2,408.350

                             MANAGEMENT AGREEMENT

                           PREMIER GROWTH FUND, INC.
                          144 Glenn Curtiss Boulevard
                        Uniondale, New York 11556-0144

                                                                         , 1994

The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Sirs:

  The above-named investment company (the "Fund") herewith confirms its agreement with you as follows:

  The Fund desires to employ its capital by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in its charter documents and in its Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board. The Fund desires to employ you to act as its investment adviser.

  In this connection it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement. Such person or persons may be officers or employees who are employed by both you and the Fund. The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect. We have discussed and concur in your employing on this basis Fayez Sarofim & Co. to act as the Fund's sub-investment adviser (the "Sub-Investment Adviser") to provide day-to-day management of the Fund's investments.

  Subject to the supervision and approval of the Fund's Board, you will provide investment management of the Fund's portfolio in accordance with the Fund's investment objectives and policies as stated in its Prospectus and Statement of Additional Information as from time to time in effect. In connection therewith, you will supervise the continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets conducted by the Sub-Investment Adviser. You will furnish to the Fund such statistical information, with respect to the investments which the Fund may hold or contemplate purchasing, as the Fund may reasonably request. The Fund wishes to be informed of important developments materially affecting its portfolio and shall expect you, on your own initiative, to furnish to the Fund from time to time such information as you may believe appropriate for this purpose.

  In addition, you will supply office facilities (which may be in your own offices), data processing services, clerical, accounting and bookkeeping services, internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; prepare reports to the Fund's stockholders, tax returns, reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities; calculate the net asset value of the Fund's shares; and generally assist in all aspects of the Fund's operations. You shall have the right, at your expense, to engage other entities to assist you in performing some or all of the obligations set forth in this paragraph, provided each such entity enters into an agreement with you in form and substance reasonably satisfactory to the Fund. You agree to be liable for the acts or omissions of each such entity to the same extent as if you had acted or failed to act under the circumstances.

  You shall exercise your best judgment in rendering the services to be provided to the Fund hereunder and the Fund agrees as an inducement to your undertaking the same that neither you nor the Sub-Investment Adviser shall be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Fund, provided that nothing herein shall be deemed to protect or purport to protect you or the Sub-Investment Adviser against any liability to the Fund or to its security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder, or to which the Sub-Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under its Sub-Investment Advisory Agreement with you or by reason of its reckless disregard of its obligations and duties under said Agreement.

  In consideration of services rendered pursuant to this Agreement, the Fund will pay you on the first business day of each month a fee at the annual rate of .75 of 1% of the value of the Fund's average daily net assets. Net asset value shall be computed on such days and at such time or times as described in the Fund's then-current Prospectus and Statement of Additional Information. Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

  For the purpose of determining fees payable to you, the value of the Fund's net assets shall be computed in the manner specified in the Fund's charter documents for the computation of the value of the Fund's net assets.

  You will bear all expenses in connection with the performance of your services under this Agreement and will pay all fees of the Sub-Investment Adviser in connection with its duties in respect of the Fund. All other expenses to be incurred in the operation of the Fund (other than those borne by the Sub-Investment Adviser) will be borne by the Fund, except to the extent specifically assumed by you. The expenses to be borne by the Fund include, without limitation, the following: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of you or the Sub-Investment Adviser or any affiliate of you or the Sub-Investment Adviser, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders' reports and meetings, and any extraordinary expenses./1/

  If in any fiscal year the aggregate expenses of the Fund (including fees pursuant to this Agreement, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid hereunder, or you will bear, such excess expense to the extent required by state law. Your obligation pursuant hereto will be limited to the amount of your fees hereunder. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

  The Fund understands that you and the Sub-Investment Adviser now act, and that from time to time hereafter you or the Sub-Investment Adviser may act, as investment adviser to one or more other investment companies and fiduciary or other managed accounts, and the Fund has no objection to your and the Sub-Investment Adviser's so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more such companies or accounts which have available funds for investment, the available securities will be allocated in a manner believed to be equitable to each company or account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for or disposed of by the Fund.

  In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

  Neither you nor the Sub-Investment Adviser shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement and, in the case of the Sub-Investment Adviser, for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under its Sub-Investment Advisory Agreement. Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board members, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee or agent or one under your control or direction even though paid by you.
- - -------
/1/See Note 1 below.

  This Agreement shall continue until March 24, 1995, and thereafter shall continue automatically for successive annual periods ending on March 24th of each year, provided such continuance is specifically approved at least annually by (i) the Fund's Board or (ii) vote of a majority (as defined in the Investment Company Act of 1940) of the Fund's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of holders of a majority of the Fund's shares or, upon not less than 90 days' notice, by you. This Agreement also will terminate automatically in the event of its assignment (as defined in said Act).

  The Fund is agreeing to the provisions of this Agreement that limit the Sub-Investment Adviser's liability and other provisions relating to the Sub-Investment Adviser so as to induce the Sub-Investment Adviser to enter into its Sub-Investment Advisory Agreement with you and to perform its obligations thereunder. The Sub-Investment Adviser is expressly made a third party beneficiary of this Agreement with rights as respects the Fund to the same extent as if it had been a party hereto.

  If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                      Very truly yours,

                                      PREMIER GROWTH FUND, INC.

                                      By: ______________________________

Accepted:

THE DREYFUS CORPORATION

By: ______________________________

                      PLEASE READ CAREFULLY THE FOLLOWING
                            NOTES TO NEW AGREEMENT

1. The Existing Agreement does not enumerate all expenses currently borne by the Fund. The structure of the Existing Agreement is to give examples of these expenses. The New Agreement provides uniform examples among the Funds. The Fund is eligible to bear these--as well as all other--Fund operating expenses, whether or not enumerated.

2. The New Agreement expressly provides for Dreyfus to engage, at its expense, one or more entities to provide sub-administration services to the Fund. It currently is contemplated that the New Distributor or an affiliate of the New Distributor would provide these services. The Existing Agreement does not so provide.

                       SUB-INVESTMENT ADVISORY AGREEMENT

                            THE DREYFUS CORPORATION
                                200 Park Avenue
                           New York, New York 10166

                                                                         , 1994

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, Texas 77010

Dear Sirs:

  As you are aware, Premier Growth Fund, Inc., a Maryland corporation (the "Fund"), desires to employ its capital by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in its Articles of Incorporation and in its Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board of Directors. The Fund intends to employ The Dreyfus Corporation (the "Adviser") to act as its investment adviser pursuant to a written agreement (the "Management Agreement"), a copy of which has been furnished to you. The Adviser desires to employ you to act as the Fund's sub-investment adviser.

  In this connection, it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement. Such person or persons may be officers or employees who are employed by both you and the Fund. The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect.

  Subject to the supervision and approval of the Adviser, you will provide investment management of the Fund's portfolio in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as from time to time in effect. In connection therewith, you will supervise the Fund's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. You will furnish to the Adviser or the Fund such statistical information, with respect to the investments which the Fund may hold or contemplate purchasing, as the Adviser or the Fund may reasonably request. The Fund and the Adviser wish to be informed of important developments materially affecting the Fund's portfolio and shall expect you, on your own initiative, to furnish to the Fund or the Adviser from time to time such information as you may believe appropriate for this purpose.

  You shall exercise your best judgment in rendering the services to be provided hereunder, and the Adviser agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Adviser, the Fund or the Fund's security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

  In consideration of services rendered pursuant to this Agreement, the Adviser will pay you, on the first business day of each month, out of the management fee it receives and only to the extent thereof, a fee calculated daily and paid monthly based on the Fund's average daily net assets, for the preceding month as follows:

                                                     ANNUAL FEE AS A PERCENTAGE
      TOTAL ASSETS                                   OF AVERAGE DAILY NET ASSETS
      ------------                                   ---------------------------
      0 up to $25 million...........................           .11 of 1%
      $25 million up to $75 million.................           .18 of 1%
      $75 million up to $200 million................           .22 of 1%
      $200 million up to $300 million...............           .26 of 1%
      $300 million or more..........................          .275 of 1%

  Net asset value shall be computed on such days and at such time or times as described in the Fund's then-current Prospectus and Statement of Additional Information. The fee for the period from the date following the commencement of sales of the Fund's shares (after any sales are made to the Adviser) to the end of the month during which such sales shall have been commenced shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable within 10 business days of date of termination of this Agreement.

  For the purpose of determining fees payable to you, the value of the Fund's net assets shall be computed in the manner specified in the Fund's Articles of Incorporation for the computation of the value of the Fund's net assets.

  You will bear all expenses in connection with the performance of your services under this Agreement. All other expenses to be incurred in the operation of the Fund (other than those borne by the Adviser) will be borne by the Fund, except to the extent specifically assumed by you. The expenses to be borne by the Fund include, without limitation, the following: organizational costs, taxes, interest, loan commitment fees, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of you or the Adviser or any affiliate of you or the Adviser, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing, printing and distributing prospectuses and statements of additional information, costs of stockholders' reports and meetings, and any extraordinary expenses.

  If in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Fund's Management Agreement, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Adviser may deduct from the fees to be paid hereunder, or you will bear such excess expense on a pro-rata basis with the Adviser, in the proportion that the sub-advisory fee payable to you pursuant to this Agreement bears to the fee payable to the Adviser pursuant to the Management Agreement, to the extent required by state law. Your obligation pursuant hereto will be limited to the amount of your fees hereunder. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

  The Adviser understands that you now act, and that from time to time hereafter you may act, as investment adviser to one or more other investment companies and fiduciary or other managed accounts, and the Adviser has no objection to your so acting, provided that when purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you which have available funds for investment, the available securities will be allocated in a manner believed by you to be equitable to each company or account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for or disposed of by the Fund.

  In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

  You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement. Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Director, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee, or agent or one under your control or direction even though paid by you.

  This Agreement shall continue until March 24, 1995, and thereafter shall continue automatically for successive annual periods ending on March 24th of each year, provided such continuance is specifically approved at least annually by (i) the Fund's Directors or (ii) vote of a majority (as defined in the Investment Company Act of 1940, as amended) of the Fund's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Directors who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty (i) by the Adviser upon 60 days' notice to you, (ii) by the Fund's Directors or by vote of the holders of a majority of the Fund's shares upon 60 days' notice to you, or (iii) by you upon not less than 90 days' notice to the Fund and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in said Act). In addition, notwithstanding anything herein to the contrary, if the Management Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Management Agreement terminates.

  If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                      Very truly yours,

                                      THE DREYFUS CORPORATION

                                      By: ______________________________

Accepted:

FAYEZ SAROFIM & CO.

By: ______________________________

                        REPORT OF INDEPENDENT AUDITORS

ERNST & YOUNG
. One Houston Center
 Suite 2400
 1221 McKinney Street
 Houston, Texas 77010-2007

. Phone: 713-750-1500
. Fax: 713-750-1501

Board of Directors
Fayez Sarofim & Co.

  We have audited the accompanying consolidated balance sheet of Fayez Sarofim & Co. and subsidiaries as of December 31, 1993. This consolidated balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on this consolidated balance sheet based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated balance sheet presentation. We believe that our audit of the consolidated balance sheet provides a reasonable basis for our opinion.

  In our opinion, the consolidated balance sheet referred to above presents fairly, in all material respects, the consolidated financial position of Fayez Sarofim & Co. and subsidiaries at December 31, 1993, in conformity with generally accepted accounting principles.

                                      Ernst & Young

February 14, 1994

                              FAYEZ SAROFIM & CO.
                           CONSOLIDATED BALANCE SHEET

                                     ASSETS

                                                                    DECEMBER 31,
                                                                        1993
                                                                    ------------
CURRENT ASSETS:
 Cash and cash equivalents........................................  $  1,082,741
 Accounts receivable:
 Investment counseling fees billed................................     2,770,450
 Investment counseling fees earned but not billed.................    21,292,199
 Other receivables................................................     2,659,790
 Prepaid expenses and other assets................................       909,436
                                                                    ------------
TOTAL CURRENT ASSETS..............................................    28,714,616
                                                                    ------------
INVESTMENTS IN SECURITIES (Note 2):
 Marketable equity securities--at cost (Note 3)...................   303,979,605
 Other investments--at cost.......................................    34,595,119
                                                                    ------------
                                                                     338,574,724
                                                                    ------------
 Furniture, equipment, and leasehold improvements--at cost, net of
  accumulated depreciation and amortization (Note 3)..............     8,780,492
                                                                    ------------
TOTAL ASSETS......................................................  $376,069,832
                                                                    ============

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                    DECEMBER 31,
                                                                        1991
                                                                    ------------
CURRENT LIABILITIES:
 Trade accounts payable and accrued expenses......................  $  2,413,156
 Current portion of long-term debt (Note 3).......................     4,386,324
 Income taxes payable.............................................       517,889
                                                                    ------------
TOTAL CURRENT LIABILITIES.........................................     7,317,369
                                                                    ============
LONG-TERM DEBT, less current portion (Note 3).....................   104,455,250
SHAREHOLDERS' EQUITY:
 Common stock, $1 par value:
 Authorized shares--12,000,000
 Issued shares--7,485,418 (Note 4)................................     7,485,418
 Additional paid-in capital.......................................    19,363,487
 Retained earnings................................................   237,448,308
                                                                    ------------
TOTAL SHAREHOLDERS' EQUITY........................................   264,297,213
                                                                    ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY........................  $376,069,832
                                                                    ============


                            See accompanying notes.

                              FAYEZ SAROFIM & CO.

                      NOTES TO CONSOLIDATED BALANCE SHEET

                               DECEMBER 31, 1993

1. SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

  The consolidated balance sheet includes the accounts of Fayez Sarofim & Co. (the "Company") and its wholly owned subsidiaries. All intercompany accounts have been eliminated upon consolidation.

Investment Counseling Fees

  The Company provides investment counseling services and supervises the investment portfolio of its clients. The Company bills its clients quarterly for services rendered based upon standard fees as filed with regulatory authorities.

  Unbilled accounts receivable consist of amounts earned but not billed or billable on accounts with quarters beginning after September 30. The unbilled fees earned as of December 31 have been estimated based upon the fees last billed during the year adjusted to reflect changes in client portfolios to December 31.

  Billed accounts receivable represent billings for quarters ending prior to December 1, which had not been collected at the balance sheet date.

2. INVESTMENTS IN SECURITIES

  At December 31, 1993, the Company owned marketable equity securities which are carried in the balance sheet at historical cost of $303,979,605, which reflects the lower of aggregate cost or market. The market value of these securities, as determined by the closing price on the appropriate national securities exchange, as of the same date is $757,798,059. The difference between recorded historical cost and quoted market value is reflected in net unrealized gains of $453,818,454.

  The Company holds other investments in securities for which no quoted market is available. These securities are also carried at historical cost in the balance sheet. The Company's management believes that the fair value of these securities approximates $40,355,580.

  In May 1993, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (the Statement), effective for fiscal years beginning after December 15, 1993. The new rules created under this Statement provide for the segregation of securities based upon the intent and ability of Company management to hold securities until maturity or over shorter periods of time. Equity securities are generally required to be carried in financial statements at current market value.

  Management of the Company intends to classify the Company's investments as "available for sale" which will result in the unrealized gains and losses described above being recorded and carried as a component of shareholders' equity, net of applicable taxes. The Company will adopt the Statement in 1994.

3. LONG-TERM DEBT

  Investments with a market value of $144,977,251 and a cost of $48,019,639 are pledged as collateral on notes payable to various banks aggregating $100,800,000 at December 31, 1993. The notes have maturity dates which range from February 1994 to August 1994, and interest is generally charged at rates which approximate 3/4% above LIBOR rate.

  Management anticipates that these notes maturing prior to December 31, 1994 will be extended beyond that date or reduced from the proceeds of liquidating investments classified as noncurrent assets.

  The Company also has a note payable to a bank for $8,041,574, payable in monthly installments of $365,527, with interest at 1/2% below prime. The note is collateralized by equipment with a net book value of $7,864,263 at December 31, 1993. The note matures on October 10, 1995.

  The fair value of the notes payable approximates their carrying value.

4. STOCK OPTIONS

  The Company has granted stock options to certain employees to purchase shares of common stock at various prices ranging from $31.65 to $73.25 through the year 2000. At December 31, 1993, options exercised, exercisable options outstanding, and total options outstanding are 56,731, 48,000, and 175,883, respectively.

5. SAROFIM TRUST CO.

  Sarofim Trust Co., a wholly owned subsidiary, was formed to broaden services available to clients by acting as trustee with the capability of providing custodial services. At year-end, the subsidiary was holding securities for clients with a market value of approximately $11,000,000. In addition, Sarofim Trust Co. was managing net assets of approximately $204,750,000 at December 31, 1993 as the trustee for various group trusts formed for the collective investment of funds. These investments are not reflected on the consolidated balance sheet.

                           PREMIER GROWTH FUND, INC.

                               DISTRIBUTION PLAN

  INTRODUCTION: It has been proposed that the above-captioned investment company (the "Fund") adopt a Distribution Plan (the "Plan") relating to its Class B shares in accordance with Rule 12b-1, promulgated under the Investment Company Act of 1940, as amended (the "Act"). Under the Plan, the Fund would pay the Fund's distributor (the "Distributor") for distributing the Fund's Class B shares. If this proposal is to be implemented, the Act and said Rule 12b-1 require that a written plan describing all material aspects of the proposed financing be adopted by the Fund.

  The Fund's Board, in considering whether the Fund should implement a written plan, has requested and evaluated such information as it deemed necessary to an informed determination as to whether a written plan should be implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets attributable to the Fund's Class B shares for such purposes.

  In voting to approve the implementation of such a plan, the Board members have concluded, in the exercise of their reasonable business judgment and in light of their respective fiduciary duties, that there is a reasonable likelihood that the plan set forth below will benefit the Fund and holders of its Class B shares.

  THE PLAN: The material aspects of this Plan are as follows:

  1. The Fund shall pay to the Distributor for distribution a fee at an annual rate of .75 of 1% of the value of the average daily net assets attributable to Class B.

  2. For the purposes of determining the fees payable under this Plan, the value of the Fund's net assets attributable to Class B shall be computed in the manner specified in the Fund's charter documents as then in effect for the computation of the value of the Fund's net assets attributable to such Class.

  3. The Fund's Board shall be provided, at least quarterly, with a written report of all amounts expended pursuant to this Plan. The report shall state the purpose for which the amounts were expended.

  4. This Plan will become effective upon the later to occur of (i) the consummation of the transactions contemplated by the Agreement and Plan of Merger dated December 5, 1993 among Mellon Bank Corporation, Mellon Bank, N.A., XYZ Sub Corporation and The Dreyfus Corporation or (ii) approval by (a) holders of a majority of the Fund's outstanding Class B shares, and (b) a majority of the Board members, including a majority of the Board members who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreements entered into in connection with this Plan, pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of this Plan.

  5. This Plan shall continue for a period of one year from its effective date, unless earlier terminated in accordance with its terms, and thereafter shall continue automatically for successive annual periods, provided such continuance is approved at least annually in the manner provided in paragraph 4(b) hereof.

  6. This Plan may be amended at any time by the Fund's Board, provided that
(a) any amendment to increase materially the costs which the Fund may bear pursuant to this Plan shall be effective only upon approval by a vote of the holders of a majority of the Fund's outstanding Class B shares, and (b) any material amendments of the terms of this Plan shall become effective only upon approval as provided in paragraph 4(b) hereof.

  7. This Plan is terminable without penalty at any time by (a) vote of a majority of the Board members who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreements entered into in connection with this Plan, or (b) vote of the holders of a majority of the Fund's outstanding Class B shares.

Dated: May 26, 1994

070/628

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                           PREMIER GROWTH FUND, INC.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 and
9.


 1. To approve a new investment advisory agreement         For  Against  Abstain
    between the Fund and The Dreyfus Corporation.          [_]    [_]      [_]

    ACCOUNT NUMBER

 2. Election of Directors.                                       With-   For All
                                                           For   hold    Except
                                                           [_]    [_]      [_]

       CLIFFORD L. ALEXANDER, JR., PEGGY C. DAVIS, JOSEPH S. DIMARTINO,
                ERNEST KAFKA, SAUL B. KLAMAN, NATHAN LEVENTHAL
                               AND HOWARD STEIN

    If you wish to withhold authority for any particular nominee, mark the "For All Except" box and strike a line through the nominee's name.


 3. To ratify the selection of the Fund's independent      For  Against  Abstain
    auditors.                                              [_]    [_]      [_]

 9. To approve a new sub-investment advisory agreement     [_]    [_]      [_]
    between The Dreyfus Corporation and the
    sub-investment adviser of the Fund.

14. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.


Please be sure to sign and date this Proxy.            Date
- - --------------------------------------------------------------------------------


- - --------- Stockholder sign here ---------- Co-owner (if any) sign here ---------

   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                           PREMIER GROWTH FUND, INC.

- - --------------------------------------------------------------------------------
                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

No matter how many shares you own, your vote is important. A majority is required by law. Therefore, it is important that you vote NOW in order to avoid the unnecessary expense of another solicitation of proxies. Accordingly, please sign, date and mail your proxy card in the return envelope provided.

If you own shares in more than one Dreyfus Fund, you will receive a separate set of proxy materials and a separate proxy card for each Fund. THESE ARE NOT
DUPLICATES; YOU SHOULD SIGN AND RETURN EACH PROXY CARD IN ORDER FOR YOUR VOTES
TO BE COUNTED.
- - --------------------------------------------------------------------------------



                                                                          DR070

                           PREMIER GROWTH FUND, INC.
                   MEETING OF STOCKHOLDERS - AUGUST 3, 1994

The undersigned stockholder of Premier Growth Func, Inc. hereby appoints Christine Pavalos and Steven F. Newman and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of Premier Growth Fund, Inc., standing in the name of the undersigned at the close of business on June 6, 1994 at a Meeting of Stockholders to be held at the New York Marriott Marquis, 1535 Broadway (between 45th and 46th Streets), Westside South Center, 5th Floor, New York, New York, commencing at 3:00 p.m. on Wednesday, August 3, 1994, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR ALL PROPOSALS UNLESS OTHERWISE INDICATED.

- - --------------------------------------------------------------------------------
  SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
- - --------------------------------------------------------------------------------
Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.
- - --------------------------------------------------------------------------------

                                                                          DR070

- - --------------------------------------------------------------------------------
If you own shares in more than one Dreyfus Fund, you will receive a separate set of proxy materials and a separate proxy card for each Fund. THESE ARE NOT
DUPLICATES; YOU SHOULD SIGN AND RETURN EACH PROXY CARD IN ORDER FOR YOUR VOTES
TO BE COUNTED.
- - --------------------------------------------------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                           PREMIER GROWTH FUND, INC.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 9.


 1. To approve a new investment advisory agreement         For  Against  Abstain
    between the Fund and The Dreyfus Corporation.          [_]    [_]      [_]

    ACCOUNT NUMBER

 2. Election of Directors.                                       With-   For All
                                                           For   hold    Except
                                                           [_]    [_]      [_]

       CLIFFORD L. ALEXANDER, JR., PEGGY C. DAVIS, JOSEPH S. DIMARTINO,
                ERNEST KAFKA, SAUL B. KLAMAN, NATHAN LEVENTHAL
                            AND HOWARD STEIN

    If you wish to withhold authority for any particular nominee, mark the "For All Except" box and strike a line through the nominee's name.


 3. To ratify the selection of the Fund's independent      For  Against  Abstain
    auditors.                                              [_]    [_]      [_]

 4. To approve a new Rule 12b-1 plan.                      [_]    [_]      [_]

 9. To approve a new sub-investment advisory agreement     [_]    [_]      [_]
    between The Dreyfus Corporation and the
    sub-investment adviser of the Fund.

14. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.


Please be sure to sign and date this Proxy.            Date
- - --------------------------------------------------------------------------------


- - --------- Stockholder sign here ---------- Co-owner (if any) sign here ---------

   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                           PREMIER GROWTH FUND, INC.

- - --------------------------------------------------------------------------------
                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

No matter how many shares you own, your vote is important. A majority is required by law. Therefore, it is important that you vote NOW in order to avoid the unnecessary expense of another solicitation of proxies. Accordingly, please sign, date and mail your proxy card in the return envelope provided.

If you own shares in more than one Dreyfus Fund, you will receive a separate set of proxy materials and a separate proxy card for each Fund. THESE ARE NOT
DUPLICATES; YOU SHOULD SIGN AND RETURN EACH PROXY CARD IN ORDER FOR YOUR VOTES
TO BE COUNTED.
- - --------------------------------------------------------------------------------



                                                                          DR628

                           PREMIER GROWTH FUND, INC.
                   MEETING OF STOCKHOLDERS - AUGUST 3, 1994

The undersigned stockholder of Premier Growth Fund, Inc. hereby appoints Christine Pavalos and Steven F. Newman and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of Premier Growth Fund, Inc., standing in the name of the undersigned at the close of business on June 6, 1994 at a Meeting of Shareholders to be held at the New York Marriott Marquis, 1535 Broadway (between 45th and 46th Streets), Westside South Center, 5th Floor, New York, New York, commencing at 3:00 p.m. on Wednesday, August 3, 1994, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR ALL PROPOSALS UNLESS OTHERWISE INDICATED.

- - --------------------------------------------------------------------------------
  SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
- - --------------------------------------------------------------------------------
Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.
- - --------------------------------------------------------------------------------

                                                                          DR628

- - --------------------------------------------------------------------------------
If you own shares in more than one Dreyfus Fund, you will receive a separate set of proxy materials and a separate proxy card for each Fund. THESE ARE NOT
DUPLICATES; YOU SHOULD SIGN AND RETURN EACH PROXY CARD IN ORDER FOR YOUR VOTES
TO BE COUNTED.
- - --------------------------------------------------------------------------------